IMPORTANT NOTICE REGARDING THE CONDITIONS
FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/
0000914121-05-001150.txt

                                       2
TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

10 CPR to Call
20% Libor


                                          A1 Class
       Period             Date    Effective Coupon
        Total

            0        31-May-06
            1        25-Jun-06                5.18
            2        25-Jul-06                8.78
            3        25-Aug-06                8.53
            4        25-Sep-06                8.57
            5        25-Oct-06                8.90
            6        25-Nov-06                8.66
            7        25-Dec-06                9.00
            8        25-Jan-07                8.76
            9        25-Feb-07                8.81
           10        25-Mar-07                9.81
           11        25-Apr-07                8.92
           12        25-May-07                9.27
           13        25-Jun-07                9.03
           14        25-Jul-07                9.40
           15        25-Aug-07                9.16
           16        25-Sep-07                9.23
           17        25-Oct-07                9.62
           18        25-Nov-07                9.39
           19        25-Dec-07                9.78
           20        25-Jan-08                9.55
           21        25-Feb-08                9.65
           22        25-Mar-08               10.41
           23        25-Apr-08                9.85
           24        25-May-08               10.29
           25        25-Jun-08               10.07
           26        25-Jul-08               10.54
           27        25-Aug-08               10.33
           28        25-Sep-08               10.47
           29        25-Oct-08               10.98
           30        25-Nov-08               10.79
           31        25-Dec-08               11.34
           32        25-Jan-09               11.16
           33        25-Feb-09               11.37
           34        25-Mar-09               12.85
           35        25-Apr-09               11.86
           36        25-May-09               12.54
           37        25-Jun-09               12.44
           38        25-Jul-09               13.18
           39        25-Aug-09               13.11
           40        25-Sep-09               13.50
           41        25-Oct-09               14.40
           42        25-Nov-09               14.43
           43        25-Dec-09               15.49
           44        25-Jan-10               15.64
           45        25-Feb-10               16.39
           46        25-Mar-10               19.12
           47        25-Apr-10               18.33
           48        25-May-10               20.26
           49        25-Jun-10               21.19
           50        25-Jul-10               23.98
           51        25-Aug-10               25.85
           52        25-Sep-10               29.48
           53        25-Oct-10               35.92
           54        25-Nov-10               43.18
           55        25-Dec-10               60.62
           56        25-Jan-11               96.58
           57        25-Feb-11              333.77
           58        25-Mar-11
           59        25-Apr-11
           60        25-May-11
           61        25-Jun-11
           62        25-Jul-11
           63        25-Aug-11
           64        25-Sep-11
           65        25-Oct-11
           66        25-Nov-11
           67        25-Dec-11
           68        25-Jan-12
           69        25-Feb-12
           70        25-Mar-12
           71        25-Apr-12
           72        25-May-12
           73        25-Jun-12
           74        25-Jul-12
           75        25-Aug-12
           76        25-Sep-12
           77        25-Oct-12
           78        25-Nov-12
           79        25-Dec-12
           80        25-Jan-13
           81        25-Feb-13
           82        25-Mar-13
           83        25-Apr-13
           84        25-May-13
           85        25-Jun-13
           86        25-Jul-13
           87        25-Aug-13
           88        25-Sep-13
           89        25-Oct-13
           90        25-Nov-13
           91        25-Dec-13
           92        25-Jan-14
           93        25-Feb-14
           94        25-Mar-14
           95        25-Apr-14
           96        25-May-14

IMPORTANT NOTICE REGARDING THE CONDITIONS
FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-
001150.txt

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

100 PPC to call
20% Libor


                                        A1
        Period       Date               Effective Coupon
         Total

            0        31-May-06
            1        25-Jun-06                5.18
            2        25-Jul-06                8.79
            3        25-Aug-06                8.57
            4        25-Sep-06                8.64
            5        25-Oct-06                9.01
            6        25-Nov-06                8.82
            7        25-Dec-06                9.24
            8        25-Jan-07                9.07
            9        25-Feb-07                9.24
           10        25-Mar-07               10.44
           11        25-Apr-07                9.66
           12        25-May-07               10.26
           13        25-Jun-07               10.25
           14        25-Jul-07               10.98
           15        25-Aug-07               11.09
           16        25-Sep-07               11.67
           17        25-Oct-07               12.82
           18        25-Nov-07               13.38
           19        25-Dec-07               15.21
           20        25-Jan-08               16.69
           21        25-Feb-08               19.88
           22        25-Mar-08               27.67
           23        25-Apr-08               41.43
           24        25-May-08              182.61
           25        25-Jun-08
           26        25-Jul-08
           27        25-Aug-08
           28        25-Sep-08
           29        25-Oct-08
           30        25-Nov-08
           31        25-Dec-08
           32        25-Jan-09
           33        25-Feb-09
           34        25-Mar-09
           35        25-Apr-09
           36        25-May-09
           37        25-Jun-09
           38        25-Jul-09
           39        25-Aug-09
           40        25-Sep-09
           41        25-Oct-09
           42        25-Nov-09
           43        25-Dec-09
           44        25-Jan-10
           45        25-Feb-10
           46        25-Mar-10
           47        25-Apr-10
           48        25-May-10
           49        25-Jun-10
           50        25-Jul-10
           51        25-Aug-10
           52        25-Sep-10
           53        25-Oct-10
           54        25-Nov-10
           55        25-Dec-10
           56        25-Jan-11
           57        25-Feb-11
           58        25-Mar-11
           59        25-Apr-11
           60        25-May-11
           61        25-Jun-11
           62        25-Jul-11
           63        25-Aug-11
           64        25-Sep-11
           65        25-Oct-11
           66        25-Nov-11
           67        25-Dec-11
           68        25-Jan-12
           69        25-Feb-12
           70        25-Mar-12
           71        25-Apr-12
           72        25-May-12
           73        25-Jun-12
           74        25-Jul-12
           75        25-Aug-12
           76        25-Sep-12
           77        25-Oct-12
           78        25-Nov-12
           79        25-Dec-12
           80        25-Jan-13
           81        25-Feb-13
           82        25-Mar-13
           83        25-Apr-13
           84        25-May-13
           85        25-Jun-13
           86        25-Jul-13
           87        25-Aug-13
           88        25-Sep-13
           89        25-Oct-13
           90        25-Nov-13
           91        25-Dec-13
           92        25-Jan-14
           93        25-Feb-14
           94        25-Mar-14
           95        25-Apr-14
           96        25-May-14

50 PPC to call
20% Libor


                                        A1
   Period            Date               Effective Coupon
    Total

            0        31-May-06
            1        25-Jun-06                5.18
            2        25-Jul-06                8.76
            3        25-Aug-06                8.51
            4        25-Sep-06                8.54
            5        25-Oct-06                8.87
            6        25-Nov-06                8.62
            7        25-Dec-06                8.96
            8        25-Jan-07                8.72
            9        25-Feb-07                8.77
           10        25-Mar-07                9.78
           11        25-Apr-07                8.90
           12        25-May-07                9.28
           13        25-Jun-07                9.05
           14        25-Jul-07                9.44
           15        25-Aug-07                9.22
           16        25-Sep-07                9.31
           17        25-Oct-07                9.72
           18        25-Nov-07                9.52
           19        25-Dec-07                9.95
           20        25-Jan-08                9.75
           21        25-Feb-08                9.88
           22        25-Mar-08               10.71
           23        25-Apr-08               10.17
           24        25-May-08               10.68
           25        25-Jun-08               10.52
           26        25-Jul-08               11.07
           27        25-Aug-08               10.94
           28        25-Sep-08               11.18
           29        25-Oct-08               11.83
           30        25-Nov-08               11.74
           31        25-Dec-08               12.48
           32        25-Jan-09               12.46
           33        25-Feb-09               12.90
           34        25-Mar-09               14.84
           35        25-Apr-09               13.99
           36        25-May-09               15.17
           37        25-Jun-09               15.51
           38        25-Jul-09               16.99
           39        25-Aug-09               17.58
           40        25-Sep-09               19.01
           41        25-Oct-09               21.54
           42        25-Nov-09               23.32
           43        25-Dec-09               27.68
           44        25-Jan-10               32.05
           45        25-Feb-10               40.95
           46        25-Mar-10               65.59
           47        25-Apr-10              118.54
           48        25-May-10
           49        25-Jun-10
           50        25-Jul-10
           51        25-Aug-10
           52        25-Sep-10
           53        25-Oct-10
           54        25-Nov-10
           55        25-Dec-10
           56        25-Jan-11
           57        25-Feb-11
           58        25-Mar-11
           59        25-Apr-11
           60        25-May-11
           61        25-Jun-11
           62        25-Jul-11
           63        25-Aug-11
           64        25-Sep-11
           65        25-Oct-11
           66        25-Nov-11
           67        25-Dec-11
           68        25-Jan-12
           69        25-Feb-12
           70        25-Mar-12
           71        25-Apr-12
           72        25-May-12
           73        25-Jun-12
           74        25-Jul-12
           75        25-Aug-12
           76        25-Sep-12
           77        25-Oct-12
           78        25-Nov-12
           79        25-Dec-12
           80        25-Jan-13
           81        25-Feb-13
           82        25-Mar-13
           83        25-Apr-13
           84        25-May-13
           85        25-Jun-13
           86        25-Jul-13
           87        25-Aug-13
           88        25-Sep-13
           89        25-Oct-13
           90        25-Nov-13
           91        25-Dec-13
           92        25-Jan-14
           93        25-Feb-14
           94        25-Mar-14
           95        25-Apr-14
           96        25-May-14
           97        25-Jun-14
           98        25-Jul-14
           99        25-Aug-14
          100        25-Sep-14
          101        25-Oct-14
          102        25-Nov-14
          103        25-Dec-14
          104        25-Jan-15
          105        25-Feb-15
          106        25-Mar-15
          107        25-Apr-15
          108        25-May-15
          109        25-Jun-15
          110        25-Jul-15
          111        25-Aug-15
          112        25-Sep-15
          113        25-Oct-15
          114        25-Nov-15
          115        25-Dec-15
          116        25-Jan-16
          117        25-Feb-16
          118        25-Mar-16
          119        25-Apr-16
          120        25-May-16
          121        25-Jun-16
          122        25-Jul-16
          123        25-Aug-16
          124        25-Sep-16
          125        25-Oct-16
          126        25-Nov-16
          127        25-Dec-16
          128        25-Jan-17
          129        25-Feb-17
          130        25-Mar-17
          131        25-Apr-17
          132        25-May-17
          133        25-Jun-17
          134        25-Jul-17
          135        25-Aug-17
          136        25-Sep-17
          137        25-Oct-17
          138        25-Nov-17
          139        25-Dec-17
          140        25-Jan-18
          141        25-Feb-18
          142        25-Mar-18
          143        25-Apr-18
          144        25-May-18
          145        25-Jun-18
          146        25-Jul-18
          147        25-Aug-18
          148        25-Sep-18
          149        25-Oct-18
          150        25-Nov-18
          151        25-Dec-18
          152        25-Jan-19
          153        25-Feb-19
          154        25-Mar-19
          155        25-Apr-19
          156        25-May-19
          157        25-Jun-19
          158        25-Jul-19
          159        25-Aug-19
          160        25-Sep-19
          161        25-Oct-19
          162        25-Nov-19
          163        25-Dec-19
          164        25-Jan-20
          165        25-Feb-20
          166        25-Mar-20
          167        25-Apr-20
          168        25-May-20
          169        25-Jun-20
          170        25-Jul-20
          171        25-Aug-20
          172        25-Sep-20
          173        25-Oct-20
          174        25-Nov-20
          175        25-Dec-20
          176        25-Jan-21
          177        25-Feb-21
          178        25-Mar-21
          179        25-Apr-21
          180        25-May-21
          181        25-Jun-21
          182        25-Jul-21
          183        25-Aug-21
          184        25-Sep-21
          185        25-Oct-21

IMPORTANT NOTICE REGARDING THE CONDITIONS
FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-
05-001150.txt

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

100 PPC to call
20% Libor

                                A1               M1              M2              M3
                         Effective        Effective       Effective       Effective
Period        Date          Coupon           Coupon          Coupon          Coupon
Total

            0 31-May-06
            1 25-Jun-06       5.18             5.45            5.52            6.20
            2 25-Jul-06       8.79             7.06            7.06            7.06
            3 25-Aug-06       8.57             6.83            6.83            6.83
            4 25-Sep-06       8.64             6.83            6.83            6.83
            5 25-Oct-06       9.01             7.06            7.06            7.06
            6 25-Nov-06       8.82             6.83            6.83            6.83
            7 25-Dec-06       9.24             7.06            7.06            7.06
            8 25-Jan-07       9.07             6.83            6.83            6.83
            9 25-Feb-07       9.24             6.83            6.83            6.83
           10 25-Mar-07      10.44             7.57            7.57            7.57
           11 25-Apr-07       9.66             6.83            6.83            6.83
           12 25-May-07      10.26             7.06            7.06            7.06
           13 25-Jun-07      10.25             6.83            6.83            6.83
           14 25-Jul-07      10.98             7.06            7.06            7.06
           15 25-Aug-07      11.09             6.83            6.83            6.83
           16 25-Sep-07      11.67             6.83            6.83            6.83
           17 25-Oct-07      12.82             7.06            7.06            7.06
           18 25-Nov-07      13.38             6.83            6.83            6.83
           19 25-Dec-07      15.21             7.06            7.06            7.06
           20 25-Jan-08      16.69             6.83            6.83            6.83
           21 25-Feb-08      19.88             6.83            6.83            6.83
           22 25-Mar-08      27.67             7.31            7.31            7.31
           23 25-Apr-08      41.43             6.83            6.83            6.83
           24 25-May-08     182.61             7.06            7.06            7.06
           25 25-Jun-08                       32.37            6.83            6.83
           26 25-Jul-08                       32.78            7.06            7.06
           27 25-Aug-08                       31.10            6.84            6.84
           28 25-Sep-08                       30.49            6.84            6.84
           29 25-Oct-08                       30.88            7.06            7.06
           30 25-Nov-08                       13.81           24.86            6.84
           31 25-Dec-08                       11.00           28.80            7.06
           32 25-Jan-09                       11.00           26.82            6.84
           33 25-Feb-09                       11.00           26.19            6.84
           34 25-Mar-09                       11.00           29.68            7.57
           35 25-Apr-09                       11.00           24.97            6.84
           36 25-May-09                       11.00           25.63            7.06
           37 25-Jun-09                       11.00           36.03          175.63
           38 25-Jul-09                       11.00           11.00           11.00
           39 25-Aug-09                       11.00           11.00           11.00
           40 25-Sep-09                       11.00           11.00           11.00
           41 25-Oct-09                       11.00           11.00           11.00
           42 25-Nov-09                       11.00           11.00           11.00
           43 25-Dec-09                       11.00           11.00           11.00
           44 25-Jan-10                       11.00           11.00           11.00
           45 25-Feb-10                       11.00           11.00           11.00
           46 25-Mar-10                       11.00           11.00           11.00
           47 25-Apr-10                       11.00           11.00           11.00
           48 25-May-10                       11.00           11.00           11.00
           49 25-Jun-10                       11.00           11.00           11.00
           50 25-Jul-10                       11.00           11.00           11.00
           51 25-Aug-10                       11.00           11.00           11.00
           52 25-Sep-10                       11.00           11.00           11.00
           53 25-Oct-10                       11.00           11.00           11.00
           54 25-Nov-10                       11.00           11.00           11.00
           55 25-Dec-10                       11.00           11.00           11.00
           56 25-Jan-11                       11.00           11.00           11.00
           57 25-Feb-11                       11.00           11.00           11.00
           58 25-Mar-11                       11.00           11.00           11.00
           59 25-Apr-11                       11.00           11.00           11.00
           60 25-May-11                       11.00           11.00           11.00
           61 25-Jun-11                       11.00           11.00           11.00
           62 25-Jul-11                       11.00           11.00           11.00
           63 25-Aug-11                       11.00           11.00           11.00
           64 25-Sep-11                       11.00           11.00           11.00
           65 25-Oct-11                       11.00           11.00           11.00
           66 25-Nov-11                       11.00           11.00           11.00
           67 25-Dec-11                       11.00           11.00           11.00
           68 25-Jan-12                       11.00           11.00           11.00
           69 25-Feb-12                       11.00           11.00           11.00
           70 25-Mar-12                       11.00           11.00           11.00
           71 25-Apr-12                       11.00           11.00           11.00
           72 25-May-12                       11.00           11.00           11.00
           73 25-Jun-12                       11.00           11.00           11.00
           74 25-Jul-12                       11.00           11.00           11.00
           75 25-Aug-12                       11.00           11.00           11.00
           76 25-Sep-12                       11.00           11.00           11.00
           77 25-Oct-12                       11.00           11.00           11.00
           78 25-Nov-12                       11.00           11.00           11.00
           79 25-Dec-12                       11.00           11.00           11.00
           80 25-Jan-13                       11.00           11.00           11.00
           81 25-Feb-13                       11.00           11.00           11.00
           82 25-Mar-13                       11.00           11.00           11.00
           83 25-Apr-13                       11.00           11.00           11.00
           84 25-May-13                       11.00           11.00           11.00
           85 25-Jun-13                       11.00           11.00           11.00
           86 25-Jul-13                       11.00           11.00           11.00
           87 25-Aug-13                       11.00           11.00           11.00
           88 25-Sep-13                       11.00           11.00           11.00
           89 25-Oct-13                       11.00           11.00           11.00
           90 25-Nov-13                       11.00           11.00           11.00
           91 25-Dec-13                       11.00           11.00           11.00
           92 25-Jan-14                       11.00           11.00           11.00
           93 25-Feb-14                       11.00           11.00           11.00
           94 25-Mar-14                       11.00           11.00           11.00
           95 25-Apr-14                       11.00           11.00           11.00
           96 25-May-14                       11.00           11.00           11.00

50 PPC to call
20% Libor

                                A1               M1              M2              M3
                         Effective        Effective       Effective       Effective
Period        Date          Coupon           Coupon          Coupon          Coupon
Total

           0 31-May-06
           1 25-Jun-06        5.18             5.45            5.52            6.20
           2 25-Jul-06        8.76             7.06            7.06            7.06
           3 25-Aug-06        8.51             6.83            6.83            6.83
           4 25-Sep-06        8.54             6.83            6.83            6.83
           5 25-Oct-06        8.87             7.06            7.06            7.06
           6 25-Nov-06        8.62             6.83            6.83            6.83
           7 25-Dec-06        8.96             7.06            7.06            7.06
           8 25-Jan-07        8.72             6.83            6.83            6.83
           9 25-Feb-07        8.77             6.83            6.83            6.83
          10 25-Mar-07        9.78             7.57            7.57            7.57
          11 25-Apr-07        8.90             6.83            6.83            6.83
          12 25-May-07        9.28             7.06            7.06            7.06
          13 25-Jun-07        9.05             6.83            6.83            6.83
          14 25-Jul-07        9.44             7.06            7.06            7.06
          15 25-Aug-07        9.22             6.83            6.83            6.83
          16 25-Sep-07        9.31             6.83            6.83            6.83
          17 25-Oct-07        9.72             7.06            7.06            7.06
          18 25-Nov-07        9.52             6.83            6.83            6.83
          19 25-Dec-07        9.95             7.06            7.06            7.06
          20 25-Jan-08        9.75             6.83            6.83            6.83
          21 25-Feb-08        9.88             6.83            6.83            6.83
          22 25-Mar-08       10.71             7.31            7.31            7.31
          23 25-Apr-08       10.17             6.83            6.83            6.83
          24 25-May-08       10.68             7.06            7.06            7.06
          25 25-Jun-08       10.52             6.83            6.83            6.83
          26 25-Jul-08       11.07             7.06            7.06            7.06
          27 25-Aug-08       10.94             6.83            6.83            6.83
          28 25-Sep-08       11.18             6.83            6.83            6.83
          29 25-Oct-08       11.83             7.06            7.06            7.06
          30 25-Nov-08       11.74             6.84            6.84            6.84
          31 25-Dec-08       12.48             7.06            7.06            7.06
          32 25-Jan-09       12.46             6.84            6.84            6.84
          33 25-Feb-09       12.90             6.84            6.84            6.84
          34 25-Mar-09       14.84             7.57            7.57            7.57
          35 25-Apr-09       13.99             6.84            6.84            6.84
          36 25-May-09       15.17             7.06            7.06            7.06
          37 25-Jun-09       15.51             6.84            6.84            6.84
          38 25-Jul-09       16.99             7.06            7.06            7.06
          39 25-Aug-09       17.58             6.84            6.84            6.84
          40 25-Sep-09       19.01             6.84            6.84            6.84
          41 25-Oct-09       21.54             7.06            7.06            7.06
          42 25-Nov-09       23.32             6.84            6.84            6.84
          43 25-Dec-09       27.68             7.06            7.06            7.06
          44 25-Jan-10       32.05             6.84            6.84            6.84
          45 25-Feb-10       40.95             6.84            6.84            6.84
          46 25-Mar-10       65.59             7.57            7.57            7.57
          47 25-Apr-10      118.54             6.84            6.84            6.84
          48 25-May-10                        33.73            7.06            7.06
          49 25-Jun-10                        32.33            6.84            6.84
          50 25-Jul-10                        33.10            7.07            7.07
          51 25-Aug-10                        31.73            6.84            6.84
          52 25-Sep-10                        31.43            6.84            6.84
          53 25-Oct-10                        32.17            7.07            7.07
          54 25-Nov-10                        30.85            6.84            6.84
          55 25-Dec-10                        31.58            7.07            7.07
          56 25-Jan-11                        30.27            6.84            6.84
          57 25-Feb-11                        29.99            6.84            6.84
          58 25-Mar-11                        32.90            7.57            7.57
          59 25-Apr-11                        26.63           10.11            6.84
          60 25-May-11                        11.00           29.32            7.07
          61 25-Jun-11                        11.00           27.65            6.84
          62 25-Jul-11                        11.00           36.22            7.07
          63 25-Aug-11                        11.00           41.25            6.84
          64 25-Sep-11                        11.00           41.22            6.84
          65 25-Oct-11                        11.00           42.99            7.07
          66 25-Nov-11                        11.00           41.16            6.84
          67 25-Dec-11                        11.00           42.93            7.07
          68 25-Jan-12                        11.00           41.10            6.84
          69 25-Feb-12                        11.00           41.07            6.84
          70 25-Mar-12                        11.00           44.75            7.31
          71 25-Apr-12                        11.00           41.01            6.84
          72 25-May-12                        11.00           11.47           46.64
          73 25-Jun-12                        11.00           11.00           44.71
          74 25-Jul-12                        11.00           11.00           47.16
          75 25-Aug-12                        11.00           11.00           44.63
          76 25-Sep-12                        11.00           11.00           44.58
          77 25-Oct-12                        11.00           11.00           47.03
          78 25-Nov-12                        11.00           11.00           44.50
          79 25-Dec-12                        11.00           11.00           46.94
          80 25-Jan-13                        11.00           11.00           44.41
          81 25-Feb-13                        11.00           11.00           44.37
          82 25-Mar-13                        11.00           11.00           52.30
          83 25-Apr-13                        11.00           11.00           44.28
          84 25-May-13                        11.00           11.00           46.71
          85 25-Jun-13                        11.00           11.00           44.19
          86 25-Jul-13                        11.00           11.00           37.61
          87 25-Aug-13                        11.00           11.00           11.00
          88 25-Sep-13                        11.00           11.00           11.00
          89 25-Oct-13                        11.00           11.00           11.00
          90 25-Nov-13                        11.00           11.00           11.00
          91 25-Dec-13                        11.00           11.00           11.00
          92 25-Jan-14                        11.00           11.00           11.00
          93 25-Feb-14                        11.00           11.00           11.00
          94 25-Mar-14                        11.00           11.00           11.00
          95 25-Apr-14                        11.00           11.00           11.00
          96 25-May-14                        11.00           11.00           11.00
          97 25-Jun-14                        11.00           11.00           11.00
          98 25-Jul-14                        11.00           11.00           11.00
          99 25-Aug-14                        11.00           11.00           11.00
         100 25-Sep-14                        11.00           11.00           11.00
         101 25-Oct-14                        11.00           11.00           11.00
         102 25-Nov-14                        11.00           11.00           11.00
         103 25-Dec-14                        11.00           11.00           11.00
         104 25-Jan-15                        11.00           11.00           11.00
         105 25-Feb-15                        11.00           11.00           11.00
         106 25-Mar-15                        11.00           11.00           11.00
         107 25-Apr-15                        11.00           11.00           11.00
         108 25-May-15                        11.00           11.00           11.00
         109 25-Jun-15                        11.00           11.00           11.00
         110 25-Jul-15                        11.00           11.00           11.00
         111 25-Aug-15                        11.00           11.00           11.00
         112 25-Sep-15                        11.00           11.00           11.00
         113 25-Oct-15                        11.00           11.00           11.00
         114 25-Nov-15                        11.00           11.00           11.00
         115 25-Dec-15                        11.00           11.00           11.00
         116 25-Jan-16                        11.00           11.00           11.00
         117 25-Feb-16                        11.00           11.00           11.00
         118 25-Mar-16                        11.00           11.00           11.00
         119 25-Apr-16                        11.00           11.00           11.00
         120 25-May-16                        11.00           11.00           11.00
         121 25-Jun-16                        11.00           11.00           11.00
         122 25-Jul-16                        11.00           11.00           11.00
         123 25-Aug-16                        11.00           11.00           11.00
         124 25-Sep-16                        11.00           11.00           11.00
         125 25-Oct-16                        11.00           11.00           11.00
         126 25-Nov-16                        11.00           11.00           11.00
         127 25-Dec-16                        11.00           11.00           11.00
         128 25-Jan-17                        11.00           11.00           11.00
         129 25-Feb-17                        11.00           11.00           11.00
         130 25-Mar-17                        11.00           11.00           11.00
         131 25-Apr-17                        11.00           11.00           11.00
         132 25-May-17                        11.00           11.00           11.00
         133 25-Jun-17                        11.00           11.00           11.00
         134 25-Jul-17                        11.00           11.00           11.00
         135 25-Aug-17                        11.00           11.00           11.00
         136 25-Sep-17                        11.00           11.00           11.00
         137 25-Oct-17                        11.00           11.00           11.00
         138 25-Nov-17                        11.00           11.00           11.00
         139 25-Dec-17                        11.00           11.00           11.00
         140 25-Jan-18                        11.00           11.00           11.00
         141 25-Feb-18                        11.00           11.00           11.00
         142 25-Mar-18                        11.00           11.00           11.00
         143 25-Apr-18                        11.00           11.00           11.00
         144 25-May-18                        11.00           11.00           11.00
         145 25-Jun-18                        11.00           11.00           11.00
         146 25-Jul-18                        11.00           11.00           11.00
         147 25-Aug-18                        11.00           11.00           11.00
         148 25-Sep-18                        11.00           11.00           11.00
         149 25-Oct-18                        11.00           11.00           11.00
         150 25-Nov-18                        11.00           11.00           11.00
         151 25-Dec-18                        11.00           11.00           11.00
         152 25-Jan-19                        11.00           11.00           11.00
         153 25-Feb-19                        11.00           11.00           11.00
         154 25-Mar-19                        11.00           11.00           11.00
         155 25-Apr-19                        11.00           11.00           11.00
         156 25-May-19                        11.00           11.00           11.00
         157 25-Jun-19                        11.00           11.00           11.00
         158 25-Jul-19                        11.00           11.00           11.00
         159 25-Aug-19                        11.00           11.00           11.00
         160 25-Sep-19                        11.00           11.00           11.00
         161 25-Oct-19                        11.00           11.00           11.00
         162 25-Nov-19                        11.00           11.00           11.00
         163 25-Dec-19                        11.00           11.00           11.00
         164 25-Jan-20                        11.00           11.00           11.00
         165 25-Feb-20                        11.00           11.00           11.00
         166 25-Mar-20                        11.00           11.00           11.00
         167 25-Apr-20                        11.00           11.00           11.00
         168 25-May-20                        11.00           11.00           11.00
         169 25-Jun-20                        11.00           11.00           11.00
         170 25-Jul-20                        11.00           11.00           11.00
         171 25-Aug-20                        11.00           11.00           11.00
         172 25-Sep-20                        11.00           11.00           11.00
         173 25-Oct-20                        11.00           11.00           11.00
         174 25-Nov-20                        11.00           11.00           11.00
         175 25-Dec-20                        11.00           11.00           11.00
         176 25-Jan-21                        11.00           11.00           11.00
         177 25-Feb-21                        11.00           11.00           11.00
         178 25-Mar-21                        11.00           11.00           11.00
         179 25-Apr-21                        11.00           11.00           11.00
         180 25-May-21                        11.00           11.00           11.00
         181 25-Jun-21                        11.00           11.00           11.00
         182 25-Jul-21                        11.00           11.00           11.00
         183 25-Aug-21                        11.00           11.00           11.00
         184 25-Sep-21                        11.00           11.00           11.00
         185 25-Oct-21                        11.00           11.00           11.00


IMPORTANT NOTICE REGARDING THE CONDITIONS
FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-
001150.txt

TERM SHEET DISCLAIMER
This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication 'Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

                                        A1                  M1                  M2                  M3
Period    Date            Effective Coupon    Effective Coupon    Effective Coupon    Effective Coupon
Total
        0    31-May-06
        1    25-Jun-06                5.18                5.45                5.52                6.20
        2    25-Jul-06                8.79                7.06                7.06                7.06
        3    25-Aug-06                8.57                6.83                6.83                6.83
        4    25-Sep-06                8.64                6.83                6.83                6.83
        5    25-Oct-06                9.01                7.06                7.06                7.06
        6    25-Nov-06                8.82                6.83                6.83                6.83
        7    25-Dec-06                9.24                7.06                7.06                7.06
        8    25-Jan-07                9.07                6.83                6.83                6.83
        9    25-Feb-07                9.24                6.83                6.83                6.83
       10    25-Mar-07               10.44                7.57                7.57                7.57
       11    25-Apr-07                9.66                6.83                6.83                6.83
       12    25-May-07               10.26                7.06                7.06                7.06
       13    25-Jun-07               10.25                6.83                6.83                6.83
       14    25-Jul-07               10.98                7.06                7.06                7.06
       15    25-Aug-07               11.09                6.83                6.83                6.83
       16    25-Sep-07               11.67                6.83                6.83                6.83
       17    25-Oct-07               12.82                7.06                7.06                7.06
       18    25-Nov-07               13.38                6.83                6.83                6.83
       19    25-Dec-07               15.21                7.06                7.06                7.06
       20    25-Jan-08               16.69                6.83                6.83                6.83
       21    25-Feb-08               19.88                6.83                6.83                6.83
       22    25-Mar-08               27.67                7.31                7.31                7.31
       23    25-Apr-08               41.43                6.83                6.83                6.83
       24    25-May-08              182.61                7.06                7.06                7.06
       25    25-Jun-08                                   32.37                6.83                6.83
       26    25-Jul-08                                   32.78                7.06                7.06
       27    25-Aug-08                                   31.10                6.84                6.84
       28    25-Sep-08                                   30.49                6.84                6.84
       29    25-Oct-08                                   30.88                7.06                7.06
       30    25-Nov-08                                   13.81               24.86                6.84
       31    25-Dec-08                                   11.00               28.80                7.06
       32    25-Jan-09                                   11.00               26.82                6.84
       33    25-Feb-09                                   11.00               26.19                6.84
       34    25-Mar-09                                   11.00               29.68                7.57
       35    25-Apr-09                                   11.00               24.97                6.84
       36    25-May-09                                   11.00               25.63                7.06
       37    25-Jun-09                                   11.00               36.03              175.63
       38    25-Jul-09                                   11.00               11.00               11.00
       39    25-Aug-09                                   11.00               11.00               11.00
       40    25-Sep-09                                   11.00               11.00               11.00
       41    25-Oct-09                                   11.00               11.00               11.00
       42    25-Nov-09                                   11.00               11.00               11.00
       43    25-Dec-09                                   11.00               11.00               11.00
       44    25-Jan-10                                   11.00               11.00               11.00
       45    25-Feb-10                                   11.00               11.00               11.00
       46    25-Mar-10                                   11.00               11.00               11.00
       47    25-Apr-10                                   11.00               11.00               11.00
       48    25-May-10                                   11.00               11.00               11.00
       49    25-Jun-10                                   11.00               11.00               11.00
       50    25-Jul-10                                   11.00               11.00               11.00
       51    25-Aug-10                                   11.00               11.00               11.00
       52    25-Sep-10                                   11.00               11.00               11.00
       53    25-Oct-10                                   11.00               11.00               11.00
       54    25-Nov-10                                   11.00               11.00               11.00
       55    25-Dec-10                                   11.00               11.00               11.00
       56    25-Jan-11                                   11.00               11.00               11.00
       57    25-Feb-11                                   11.00               11.00               11.00
       58    25-Mar-11                                   11.00               11.00               11.00
       59    25-Apr-11                                   11.00               11.00               11.00
       60    25-May-11                                   11.00               11.00               11.00
       61    25-Jun-11                                   11.00               11.00               11.00
       62    25-Jul-11                                   11.00               11.00               11.00
       63    25-Aug-11                                   11.00               11.00               11.00
       64    25-Sep-11                                   11.00               11.00               11.00
       65    25-Oct-11                                   11.00               11.00               11.00
       66    25-Nov-11                                   11.00               11.00               11.00
       67    25-Dec-11                                   11.00               11.00               11.00
       68    25-Jan-12                                   11.00               11.00               11.00
       69    25-Feb-12                                   11.00               11.00               11.00
       70    25-Mar-12                                   11.00               11.00               11.00
       71    25-Apr-12                                   11.00               11.00               11.00
       72    25-May-12                                   11.00               11.00               11.00
       73    25-Jun-12                                   11.00               11.00               11.00
       74    25-Jul-12                                   11.00               11.00               11.00
       75    25-Aug-12                                   11.00               11.00               11.00
       76    25-Sep-12                                   11.00               11.00               11.00
       77    25-Oct-12                                   11.00               11.00               11.00
       78    25-Nov-12                                   11.00               11.00               11.00
       79    25-Dec-12                                   11.00               11.00               11.00
       80    25-Jan-13                                   11.00               11.00               11.00
       81    25-Feb-13                                   11.00               11.00               11.00
       82    25-Mar-13                                   11.00               11.00               11.00
       83    25-Apr-13                                   11.00               11.00               11.00
       84    25-May-13                                   11.00               11.00               11.00
       85    25-Jun-13                                   11.00               11.00               11.00
       86    25-Jul-13                                   11.00               11.00               11.00
       87    25-Aug-13                                   11.00               11.00               11.00
       88    25-Sep-13                                   11.00               11.00               11.00
       89    25-Oct-13                                   11.00               11.00               11.00
       90    25-Nov-13                                   11.00               11.00               11.00
       91    25-Dec-13                                   11.00               11.00               11.00
       92    25-Jan-14                                   11.00               11.00               11.00
       93    25-Feb-14                                   11.00               11.00               11.00
       94    25-Mar-14                                   11.00               11.00               11.00
       95    25-Apr-14                                   11.00               11.00               11.00
       96    25-May-14                                   11.00               11.00               11.00

--------------------------------------------------------------------------------
Morgan Stanley                                               Non-agency CMO desk
Securitized Products Group       Morgan Stanley                     212-761-1705

--------------------------------------------------------------------------------


                      Preliminary Collateral Information


                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.


    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of this e-mail or at the bottom of the e-mail communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted.

Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication 'Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

IMPORTANT NOTICE REGARDING THE CONDITIONS
FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-
001150.txt

TERM SHEET DISCLAIMER
This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley &
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The securities/instruments discussed in this material may not be suitable for
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Past performance is not necessarily a guide to future performance. Estimates
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Actual events may differ from those assumed and changes to any assumptions may
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

                            30/360            30/360
                            Excess Spread     Excess Spread
                            100 PPC to call   100 PPC to call
                            L = 5.1016        FWD Lib
           0     31-May-06
           1     25-Jun-06              1.92              1.92
           2     25-Jul-06              1.51              1.46
           3     25-Aug-06              1.42              1.33
           4     25-Sep-06              1.42              1.30
           5     25-Oct-06              1.49              1.40
           6     25-Nov-06              1.41              1.30
           7     25-Dec-06              1.47              1.37
           8     25-Jan-07              1.40              1.30
           9     25-Feb-07              1.39              1.29
          10     25-Mar-07              1.58              1.49
          11     25-Apr-07              1.37              1.30
          12     25-May-07              1.43              1.36
          13     25-Jun-07              1.36              1.30
          14     25-Jul-07              1.40              1.36
          15     25-Aug-07              1.34              1.30
          16     25-Sep-07              1.33              1.29
          17     25-Oct-07              1.37              1.33
          18     25-Nov-07              1.31              1.28
          19     25-Dec-07              1.34              1.31
          20     25-Jan-08              1.29              1.26
          21     25-Feb-08              1.28              1.26
          22     25-Mar-08              1.33              1.31
          23     25-Apr-08              1.26              1.24
          24     25-May-08              1.27              1.26
          25     25-Jun-08              1.25              1.23
          26     25-Jul-08              1.27              1.25
          27     25-Aug-08              1.25              1.23
          28     25-Sep-08              1.26              1.24
          29     25-Oct-08              1.28              1.26
          30     25-Nov-08              1.26              1.24
          31     25-Dec-08              1.29              1.26
          32     25-Jan-09              1.26              1.24
          33     25-Feb-09              1.27              1.24
          34     25-Mar-09              1.35              1.32
          35     25-Apr-09              1.27              1.24
          36     25-May-09              1.30              1.27
          37     25-Jun-09              1.28              1.25
          38     25-Jul-09              1.26              1.23
          39     25-Aug-09              1.23              1.20
          40     25-Sep-09              1.23              1.20
          41     25-Oct-09              1.25              1.22
          42     25-Nov-09              1.22              1.18
          43     25-Dec-09              1.24              1.20
          44     25-Jan-10              1.21              1.17
          45     25-Feb-10              1.20              1.16
          46     25-Mar-10              1.27              1.24
          47     25-Apr-10              1.19              1.15
          48     25-May-10              1.21              1.17
          49     25-Jun-10              1.18              1.14
          50     25-Jul-10              1.20              1.16
          51     25-Aug-10              1.17              1.13
          52     25-Sep-10              1.17              1.12
          53     25-Oct-10              1.18              1.14
          54     25-Nov-10              1.15              1.11
          55     25-Dec-10              1.17              1.12
          56     25-Jan-11              1.14              1.09
          57     25-Feb-11              1.14              1.09
          58     25-Mar-11              1.21              1.17
          59     25-Apr-11              1.14              1.09
          60     25-May-11              1.16              1.11
          61     25-Jun-11              1.14              1.09
          62     25-Jul-11              1.16              1.11
          63     25-Aug-11              1.14              1.08
          64     25-Sep-11              1.14              1.08
          65     25-Oct-11              1.16              1.11
          66     25-Nov-11              1.13              1.08
          67     25-Dec-11              1.16              1.10
          68     25-Jan-12              1.13              1.08
          69     25-Feb-12              1.13              1.08
          70     25-Mar-12              1.18              1.13
          71     25-Apr-12              1.13              1.08
          72     25-May-12              1.16              1.10
          73     25-Jun-12              1.14              1.08
          74     25-Jul-12              1.16              1.10
          75     25-Aug-12              1.14              1.08
          76     25-Sep-12              1.14              1.08
          77     25-Oct-12              1.16              1.10
          78     25-Nov-12              1.14              1.07
          79     25-Dec-12              1.16              1.10
          80     25-Jan-13              1.14              1.07
          81     25-Feb-13              1.14              1.07
          82     25-Mar-13              1.21              1.15
          83     25-Apr-13              1.14              1.07
          84     25-May-13              1.16              1.10
          85     25-Jun-13              1.14              1.07
          86     25-Jul-13              1.16              1.09
          87     25-Aug-13              1.13              1.06
          88     25-Sep-13              1.13              1.06
          89     25-Oct-13              1.15              1.08
          90     25-Nov-13              1.12              1.05
          91     25-Dec-13              1.14              1.07
          92     25-Jan-14              1.11              1.04
          93     25-Feb-14              1.12              1.05
          94     25-Mar-14              1.19              1.13
          95     25-Apr-14              1.13              1.06
          96     25-May-14              1.15              1.09

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------


                       Preliminary Collateral Termsheet
                                [$179,128,885]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-7
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-7
                    Collateral Allocation Groups 1, 2, & 4

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-
000636.txt

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
Morgan Stanley                                                     May 17, 2006
Securitized Products Group

                                 Morgan Stanley
--------------------------------------------------------------------------------


                         Collateral Allocation Group 1

----------------------------------------------------------------------------------------------------------------
                                               Product Type
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                NUMBER OF           BALANCE         % OF PRINCIPAL      GROSS
                                 MORTGAGE         AS OF THE          BALANCE AS OF     COUPON              OLTV
COLLATERAL TYPE                     LOANS      CUT-OFF DATE       THE CUT-OFF DATE         (%)   FICO        (%)
----------------------------------------------------------------------------------------------------------------
Fixed 10                               1         246,941.35                   1.14      6.000     697      50.00
Fixed 15                              92      21,357,194.47                  98.86      5.638     740      58.20
----------------------------------------------------------------------------------------------------------------
Total:                                93      21,604,135.82                 100.00      5.643     739      58.11
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                               Current Balance
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF            BALANCE         % OF PRINCIPAL      GROSS
BALANCES AS OF THE              MORTGAGE          AS OF THE          BALANCE AS OF     COUPON
CUT-OFF DATE ($)                   LOANS       CUT-OFF DATE       THE CUT-OFF DATE        (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      7         267,984.28                   1.24      5.680     723      45.38
100,000.01 - 200,000.00               18       1,372,570.71                   6.35      5.560     748      58.18
200,000.01 - 300,000.00                7       1,013,306.30                   4.69      5.382     736      54.82
300,000.01 - 400,000.00                7       1,070,343.35                   4.95      5.821     714      50.71
400,000.01 - 500,000.00               17       4,262,669.73                  19.73      5.600     745      53.65
500,000.01 - 600,000.00               13       4,063,005.37                  18.81      5.579     716      66.57
600,000.01 - 700,000.00                2         904,526.24                   4.19      5.560     680      81.63
700,000.01 - 800,000.00                7       2,399,631.66                  11.11      5.644     772      53.03
800,000.01 - 900,000.00                3       1,369,078.71                   6.34      5.671     763      80.73
900,000.01 - 1,000,000.00             11       4,136,300.74                  19.15      5.780     746      47.44
1,000,000.01 - 1,500,000.00            1         744,718.73                   3.45      5.750     761      62.50
----------------------------------------------------------------------------------------------------------------
Total:                                93      21,604,135.82                 100.00      5.643     739      58.11
----------------------------------------------------------------------------------------------------------------
Minimum: $49,459.41
Maximum: $1,489,437.45
Average: $474,283.01

----------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                NUMBER OF           BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS                  MORTGAGE         AS OF THE         BALANCE AS OF      COUPON
REMAINING                           LOANS      CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
<= 120                                 1         246,941.35                  1.14       6.000     697      50.00
121 - 240                             92      21,357,194.47                 98.86       5.638     740      58.20
----------------------------------------------------------------------------------------------------------------
Total:                                93      21,604,135.82                100.00       5.643     739      58.11
----------------------------------------------------------------------------------------------------------------
Minimum: 118
Maximum: 179
Weighted Average: 174

----------------------------------------------------------------------------------------------------------------
                                                    Seasoning
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                NUMBER OF           BALANCE        % OF PRINCIPAL       GROSS
RANGE OF SEASONING               MORTGAGE         AS OF THE         BALANCE AS OF      COUPON
(Months)                            LOANS      CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
1 - 3                                 18       4,001,529.05                 18.52       5.815     739      53.86
4 - 6                                 51      10,147,463.28                 46.97       5.734     740      54.14
7 - 9                                 22       7,033,058.60                 32.55       5.419     742      66.14
10 - 12                                1          28,950.13                  0.13       5.875     698      43.24
13 - 15                                1         393,134.76                  1.82       5.500     666      61.11
----------------------------------------------------------------------------------------------------------------
Total:                                93      21,604,135.82                100.00       5.643     739      58.11
----------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 13
Weighted Average: 5


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        Original Term to Maturity
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE         % OF PRINCIPAL      GROSS
RANGE OF MONTHS AT              MORTGAGE          AS OF THE          BALANCE AS OF     COUPON
ORIGINATION                        LOANS       CUT-OFF DATE       THE CUT-OFF DATE        (%)    FICO   OLTV (%)
1 - 120                                1         246,941.35                  1.14       6.000     697      50.00
121 - 240                             92      21,357,194.47                 98.86       5.638     740      58.20
----------------------------------------------------------------------------------------------------------------
Total:                                93      21,604,135.82                100.00       5.643     739      58.11
----------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 179

----------------------------------------------------------------------------------------------------------------
                                             Mortgage Rate
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF CURRENT                   MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                    LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             2          403,574.57                 1.87      5.000     792    55.23
5.001 - 5.500                            22        7,344,156.68                33.99      5.388     731    66.14
5.501 - 6.000                            63       13,333,482.49                61.72      5.783     743    54.21
6.001 - 6.500                             6          522,922.08                 2.42      6.125     726    46.91
----------------------------------------------------------------------------------------------------------------
Total:                                   93       21,604,135.82               100.00      5.643     739    58.11
----------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.125%
Weighted Average: 5.643%

----------------------------------------------------------------------------------------------------------------
                                       Original Loan-to-Value Ratios(1)
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-            MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
TO-VALUE RATIOS (%)                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
<= 30.00                                 11        1,944,128.58                 9.00      5.721     747    22.40
30.01 - 35.00                             2          211,884.50                 0.98      5.891     729    30.90
35.01 - 40.00                            11        2,293,514.16                10.62      5.687     747    37.09
40.01 - 45.00                             9        1,428,360.17                 6.61      5.594     764    41.85
45.01 - 50.00                             6        1,370,685.53                 6.34      5.652     718    48.85
50.01 - 55.00                             6        1,519,820.54                 7.03      5.613     740    52.62
55.01 - 60.00                             4        1,014,140.21                 4.69      5.694     746    56.76
60.01 - 65.00                            16        4,743,676.45                21.96      5.696     733    62.75
65.01 - 70.00                             9        2,866,453.20                13.27      5.701     742    69.06
70.01 - 75.00                             3          979,838.21                 4.54      5.266     719    73.26
75.01 - 80.00                            11        1,543,037.87                 7.14      5.614     754    79.47
80.01 - 85.00                             1           46,685.92                 0.22      6.000     798    85.00
95.01 - 100.00                            4        1,641,910.48                 7.60      5.473     726    98.64
----------------------------------------------------------------------------------------------------------------
Total:                                   93       21,604,135.82               100.00      5.643     739    58.11
----------------------------------------------------------------------------------------------------------------
Minimum: 17.84%
Maximum: 100.00%
Weighted Average: 58.11%
(1)      Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                             Mortgage Insurance
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
MORTGAGE INSURANCE              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
FOR LOANS OVER 80 LTV              LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
Pledged Assets                         3       1,571,036.46                 93.04       5.460     725      98.58
Mortgage Insurance                     2         117,559.94                  6.96       5.849     759      94.04
----------------------------------------------------------------------------------------------------------------
Total:                                 5       1,688,596.40                100.00       5.488     728      98.26
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                 FICO Score at Origination(1)
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE        BALANCE AS OF      COUPON
RANGE OF FICO SCORES                LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
601 - 625                              1           473,282.26                 2.19      5.500     615      95.27
626 - 650                              3           198,953.73                 0.92      5.950     642      50.62
651 - 675                             12         2,610,350.49                12.08      5.508     667      58.64
676 - 700                             14         2,431,694.74                11.26      5.762     688      56.70
701 - 725                              8         2,076,870.94                 9.61      5.772     712      51.17
726 - 750                             12         2,033,618.39                 9.41      5.603     742      64.81
751 - 775                             23         6,046,541.32                27.99      5.703     762      58.09
776 - 800                             17         4,718,748.94                21.84      5.556     790      56.51
801 - 825                              3         1,014,075.01                 4.69      5.565     806      52.53
----------------------------------------------------------------------------------------------------------------
Total:                                93        21,604,135.82               100.00      5.643     739      58.11
----------------------------------------------------------------------------------------------------------------
Minimum: 615
Maximum: 816
Weighted Average: 739

(1) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                             Geographic Distribution
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                  NUMBER OF            BALANCE       % OF PRINCIPAL      GROSS
                                   MORTGAGE          AS OF THE        BALANCE AS OF     COUPON
STATE                                 LOANS       CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO OLTV (%)
----------------------------------------------------------------------------------------------------------------
California                              30        5,446,106.17                25.21      5.739      739    51.33
Texas                                   11        2,242,761.16                10.38      5.703      732    66.26
New York                                10        1,911,172.43                 8.85      5.600      728    38.19
Florida                                  9        1,670,415.47                 7.73      5.790      744    49.58
Massachusetts                            3        1,543,449.06                 7.14      5.474      776    54.94
Virginia                                 3        1,000,336.05                 4.63      5.489      790    88.18
Colorado                                 2          914,691.52                 4.23      5.440      643    85.40
Connecticut                              2          890,184.54                 4.12      5.430      709    82.82
District of Columbia                     1          744,718.73                 3.45      5.750      761    62.50
Georgia                                  1          703,421.86                 3.26      5.250      787    41.43
Other                                   21        4,536,878.83                21.00      5.679      737    59.70
----------------------------------------------------------------------------------------------------------------
Total:                                  93       21,604,135.82               100.00      5.643      739    58.11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               Occupancy Status
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
OCCUPANCY STATUS                    LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
Primary                                62       12,730,651.16               58.93       5.651    733       60.53
Second Home                            18        7,036,051.91               32.57       5.576    748       58.44
Investment                             13        1,837,432.75                8.51       5.838    750       40.01
----------------------------------------------------------------------------------------------------------------
Total:                                 93       21,604,135.82              100.00       5.643   739        58.11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               Documentation Type
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                   MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
INCOME  DOCUMENTATION                 LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
Limited                                  45        8,373,752.36               38.76       5.691    734     57.45
Full/Alt                                 17        5,236,716.98               24.24       5.536    748     57.49
Lite                                     15        5,064,766.07               23.44       5.604    743     64.47
No Ratio                                  6        1,226,409.24                5.68       5.801    760     38.50
No Documentation                          6          980,899.34                4.54       5.736    690     60.32
Stated Documentation                      4          721,591.83                3.34       5.726    747     55.90
----------------------------------------------------------------------------------------------------------------
Total:                                   93       21,604,135.82              100.00       5.643    739     58.11
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                 Loan Purpose
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
PURPOSE                              LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)     FICO OLTV (%)
----------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                   35        9,482,344.29               43.89       5.708      733    54.46
Refinance - Cashout                     43        7,749,826.30               35.87       5.612      728    55.82
Purchase                                15        4,371,965.23               20.24       5.555      773    70.08
----------------------------------------------------------------------------------------------------------------
Total:                                  93       21,604,135.82              100.00       5.643      739    58.11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Property Type
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
PROPERTY TYPE                       LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
Single Family Residence                48       11,007,631.34               50.95       5.625     730      57.44
Planned Unit Development               20        4,770,768.27               22.08       5.721     749      62.59
Condominium                             9        3,328,632.73               15.41       5.593     756      69.79
2-4 Family                              9        1,732,479.88                8.02       5.743     733      33.15
Co-op                                   6          579,088.07                2.68       5.249     775      50.25
Condo-Hotel                             1          185,535.53                0.86       5.875     738      30.77
----------------------------------------------------------------------------------------------------------------
Total:                                 93       21,604,135.82              100.00       5.643     739      58.11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            Prepayment Charge Term
----------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL
PREPAYMENT CHARGE                NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
TERM AT ORIGINATION               MORTGAGE           AS OF THE        BALANCE AS OF      COUPON
(MOS.)                               LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO OLTV (%)
0                                       66       18,239,444.99                84.43       5.615     741    59.71
6                                        8          606,846.60                 2.81       5.842     693    47.64
36                                      15        1,967,463.34                 9.11       5.782     741    46.78
60                                       4          790,380.89                 3.66       5.779     744    57.40
----------------------------------------------------------------------------------------------------------------
Total:                                  93       21,604,135.82               100.00       5.643     739    58.11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                Conforming Balance
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE        BALANCE AS OF      COUPON
CONFORMING BALANCE                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO OLTV (%)
----------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                  50       17,081,405.59                79.07       5.644     740    60.12
Conforming Balance                      43        4,522,730.23                20.93       5.638     736    50.52
----------------------------------------------------------------------------------------------------------------
Total:                                  93       21,604,135.82               100.00       5.643     739    58.11
----------------------------------------------------------------------------------------------------------------

    Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------



                         Collateral Allocation Group 2

----------------------------------------------------------------------------------------------------------------
                                              Product Type
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO OLTV (%)
----------------------------------------------------------------------------------------------------------------
Fixed 10                                   1       740,824.04                    2.27      6.000    697    50.00
Fixed 15                                 120    31,852,759.81                   97.73      6.047    735    57.31
----------------------------------------------------------------------------------------------------------------
Total:                                   121    32,593,583.85                  100.00      6.046    734    57.14
----------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                               Current Balance
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF            BALANCE         % OF PRINCIPAL      GROSS
BALANCES AS OF THE              MORTGAGE          AS OF THE          BALANCE AS OF     COUPON
CUT-OFF DATE ($)                   LOANS       CUT-OFF DATE       THE CUT-OFF DATE        (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     22       1,276,067.18                   3.92      6.375     715      55.69
100,000.01 - 200,000.00               21       2,236,294.82                   6.86      6.156     725      57.71
200,000.01 - 300,000.00                7       1,392,215.46                   4.27      6.128     731      56.18
300,000.01 - 400,000.00                9       2,227,016.51                   6.83      6.013     699      62.63
400,000.01 - 500,000.00               19       5,129,660.15                  15.74      6.005     726      53.50
500,000.01 - 600,000.00               16       4,825,852.85                  14.81      6.001     724      58.15
600,000.01 - 700,000.00                3       1,025,868.96                   3.15      6.444     757      78.99
700,000.01 - 800,000.00                7       3,565,652.03                  10.94      6.010     750      58.06
800,000.01 - 900,000.00                3       1,189,272.68                   3.65      5.766     752      70.40
900,000.01 - 1,000,000.00             12       7,558,243.77                  23.19      5.960     740      51.05
1,000,000.01 - 1,500,000.00            2       2,167,439.44                   6.65      6.242     772      60.86
----------------------------------------------------------------------------------------------------------------
Total:                               121      32,593,583.85                 100.00      6.046     734      57.14
----------------------------------------------------------------------------------------------------------------
Minimum: $48,828.07
Maximum: $1,489,437.45
Average: $429,322.52

----------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
                                MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
RANGE OF MONTHS REMAINING          LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
<= 120                                 1         740,824.04                  2.27       6.000     697      50.00
121 - 240                            120      31,852,759.81                 97.73       6.047     735      57.31
----------------------------------------------------------------------------------------------------------------
Total:                               121      32,593,583.85                100.00       6.046    734       57.14
----------------------------------------------------------------------------------------------------------------
Minimum: 118
Maximum: 180
Weighted Average:174

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                 Seasoning
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF SEASONING              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
(Months)                           LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
0                                      1         108,000.00                  0.33       6.625     665      33.23
1 - 3                                 35       8,788,206.12                 26.96       6.061     728      57.21
4 - 6                                 63      20,669,860.56                 63.42       6.073     738      56.87
7 - 9                                 18       2,342,635.26                  7.19       5.686     742      60.54
10 - 12                                1          48,250.21                  0.15       5.875     698      43.24
13 - 15                                2         587,502.37                  1.80       6.180     673      55.75
16 - 18                                1          49,129.33                  0.15       6.500     678      80.00
----------------------------------------------------------------------------------------------------------------
Total:                               121      32,593,583.85                100.00       6.046     734      57.14
----------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 17
Weighted Average: 5

----------------------------------------------------------------------------------------------------------------
                                           Original Term to Maturity
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS AT              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
ORIGINATION                        LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
1 - 120                                1         740,824.04                  2.27       6.000     697      50.00
121 - 240                            120      31,852,759.81                 97.73       6.047     735      57.31
----------------------------------------------------------------------------------------------------------------
Total:                               121      32,593,583.85                100.00       6.046     734      57.14
----------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 179

----------------------------------------------------------------------------------------------------------------
                                                  Mortgage Rate
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF CURRENT                   MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                    LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO OLTV (%)
----------------------------------------------------------------------------------------------------------------
5.001 - 5.500                            16        1,483,173.96                 4.55      5.478     721    68.25
5.501 - 6.000                            63       17,360,555.90                53.26      5.841     742    54.27
6.001 - 6.500                            34       12,080,316.75                37.06      6.298     728    57.94
6.501 - 7.000                             7        1,060,175.42                 3.25      6.762     670    66.46
7.001 - 7.500                             1          609,361.82                 1.87      7.037     796    80.00
----------------------------------------------------------------------------------------------------------------
Total:                                  121       32,593,583.85               100.00      6.046     734    57.14
----------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.037%
Weighted Average: 6.046%


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    Original Loan-to-Value Ratios(1)
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-            MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
TO-VALUE RATIOS (%)                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO OLTV (%)
----------------------------------------------------------------------------------------------------------------
<= 30.00                                 12        1,913,927.25                 5.87      5.784     748    22.84
30.01 - 35.00                             4          594,607.63                 1.82      6.131     726    31.55
35.01 - 40.00                            13        4,814,440.04                14.77      6.043     737    37.99
40.01 - 45.00                             8        1,852,790.07                 5.68      5.985     731    42.54
45.01 - 50.00                             7        1,878,664.18                 5.76      5.979     732    49.16
50.01 - 55.00                            11        2,432,721.36                 7.46      6.090     721    53.01
55.01 - 60.00                             6        3,740,292.19                11.48      6.239     770    58.17
60.01 - 65.00                            19        5,150,585.15                15.80      5.862     733    62.94
65.01 - 70.00                            11        3,471,705.44                10.65      5.886     741    68.80
70.01 - 75.00                             7        1,962,296.38                 6.02      6.359     695    73.55
75.01 - 80.00                            16        4,037,962.34                12.39      6.291     717    79.71
80.01 - 85.00                             2          189,893.04                 0.58      6.131     790    84.56
85.01 - 90.00                             1           53,822.10                 0.17      6.500     768    90.00
95.01 - 100.00                            4          499,876.68                 1.53      5.518     723    98.51
----------------------------------------------------------------------------------------------------------------
Total:                                  121       32,593,583.85               100.00      6.046     734    57.14
----------------------------------------------------------------------------------------------------------------
Minimum: 17.84%
Maximum: 100.00%
Weighted Average: 57.14%
(1)Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                              Mortgage Insurance
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
MORTGAGE INSURANCE              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
FOR LOANS OVER 80 LTV              LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
Pledged Assets                         3         429,002.67                 57.69       5.479     722      98.26
Mortgage Insurance                     4         314,589.15                 42.31       6.108     774      88.97
----------------------------------------------------------------------------------------------------------------
Total:                                 7         743,591.82                100.00       5.745     744      94.33
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        FICO Score at Origination(1)
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                               NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                MORTGAGE            AS OF THE        BALANCE AS OF     COUPON
RANGE OF FICO SCORES               LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
601 - 625                              3           288,996.73                 0.89      6.097     618      84.21
626 - 650                              7         1,304,302.45                 4.00      6.265     640      55.97
651 - 675                             14         2,567,066.85                 7.88      6.047     670      56.57
676 - 700                             21         5,659,916.09                17.37      6.108     688      65.89
701 - 725                             12         3,535,978.65                10.85      5.962     714      54.53
726 - 750                             13         3,076,148.11                 9.44      6.024     737      48.79
751 - 775                             28         8,596,440.52                26.37      5.941     763      54.53
776 - 800                             19         6,648,784.17                20.40      6.157     785      59.56
801 - 825                              4           915,950.28                 2.81      5.912     806      42.89
----------------------------------------------------------------------------------------------------------------
Total:                               121        32,593,583.85               100.00      6.046     734      57.14
----------------------------------------------------------------------------------------------------------------
Minimum: 613
Maximum: 809
Weighted Average:734
(1)  Please see Exhibit 1


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                        Geographic Distribution
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
                                  MORTGAGE           AS OF THE        BALANCE AS OF     COUPON              OLTV
STATE                                LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO      (%)
----------------------------------------------------------------------------------------------------------------
California                              39       10,371,051.18                31.82      6.015      734    56.28
Florida                                 13        3,704,547.38                11.37      6.051      726    52.52
New York                                 9        3,135,622.53                 9.62      6.081      725    41.48
Texas                                   17        3,038,728.37                 9.32      5.956      730    65.58
New Jersey                               7        2,293,384.14                 7.04      6.407      724    58.39
Nevada                                   2        1,885,101.38                 5.78      6.347      777    60.51
Hawaii                                   2          802,949.13                 2.46      5.875      768    46.79
Arizona                                  3          794,395.66                 2.44      6.087      741    64.35
District of Columbia                     1          744,718.72                 2.28      5.750      761    62.50
Ohio                                     2          733,125.00                 2.25      6.364      723    58.51
Other                                   26        5,089,960.36                15.62      5.882      729    64.58
----------------------------------------------------------------------------------------------------------------
Total:                                 121       32,593,583.85               100.00      6.046      734    57.14
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                Occupancy Status
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
OCCUPANCY STATUS                    LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO    OLTV (%)
----------------------------------------------------------------------------------------------------------------
Primary                                78       22,277,022.27               68.35       6.060    733       57.63
Second Home                            17        5,585,990.83               17.14       5.841    736       57.19
Investment                             26        4,730,570.75               14.51       6.225    739       54.76
----------------------------------------------------------------------------------------------------------------
Total:                                121       32,593,583.85              100.00       6.046    734       57.14
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              Documentation Type
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                   MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
INCOME  DOCUMENTATION                 LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
Limited                                  62       16,895,056.40               51.84       6.101    724     59.54
Full/Alt                                 20        4,495,102.94               13.79       5.939    753     60.80
No Documentation                         15        4,108,752.73               12.61       6.278    743     55.76
Lite                                     15        3,886,848.09               11.93       5.789    747     55.02
No Ratio                                  6        2,056,310.05                6.31       5.921    747     40.18
Stated Documentation                      3        1,151,513.64                3.53       5.928    724     49.97
----------------------------------------------------------------------------------------------------------------
Total:                                  121       32,593,583.85              100.00       6.046    734     57.14
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     Loan Purpose
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
                                  MORTGAGE           AS OF THE        BALANCE AS OF     COUPON              OLTV
PURPOSE                              LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO      (%)
----------------------------------------------------------------------------------------------------------------
Refinance - Cashout                     56       14,190,342.94               43.54       6.093      720    58.02
Refinance - Rate Term                   44       11,832,017.24               36.30       5.903      739    51.98
Purchase                                21        6,571,223.67               20.16       6.202      758    64.53
----------------------------------------------------------------------------------------------------------------
Total:                                 121       32,593,583.85              100.00       6.046      734    57.14
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------
                                    Page 10

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            Property Type
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
PROPERTY TYPE                       LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
Single Family Residence                70       17,119,648.62               52.52       6.078     718      59.59
Planned Unit Development               24        8,023,191.55               24.62       5.988     759      56.52
Condominium                             9        4,180,853.70               12.83       6.048     761      59.01
2-4 Family                             11        2,534,304.55                7.78       6.027     720      43.72
Condo-Hotel                             1          309,225.89                0.95       5.875     738      30.77
Co-op                                   4          290,069.19                0.89       5.905     757      40.31
Townhouse                               2          136,290.35                0.42       6.369     703      74.50
----------------------------------------------------------------------------------------------------------------
Total:                                121       32,593,583.85              100.00       6.046     734      57.14
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                           Prepayment Charge Term
----------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL
PREPAYMENT CHARGE                NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
TERM AT ORIGINATION               MORTGAGE           AS OF THE        BALANCE AS OF     COUPON              OLTV
(MOS.)                               LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO      (%)
0                                       77       21,501,202.70                65.97       5.973     740    57.01
6                                       11        3,167,732.96                 9.72       6.249     745    59.05
12                                       1          475,000.00                 1.46       6.750     678    70.37
36                                      28        6,539,128.66                20.06       6.171     715    55.52
60                                       4          910,519.53                 2.79       5.791     745    58.43
----------------------------------------------------------------------------------------------------------------
Total:                                 121       32,593,583.85               100.00       6.046     734    57.14
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                           Conforming Balance
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                               NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                MORTGAGE            AS OF THE        BALANCE AS OF     COUPON
CONFORMING BALANCE                 LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                57        23,819,095.30                73.08      6.012      740     57.50
Conforming Balance                    64         8,774,488.55                26.92      6.138      718     56.16
----------------------------------------------------------------------------------------------------------------
Total:                               121        32,593,583.85               100.00      6.046      734     57.14
----------------------------------------------------------------------------------------------------------------

   Note: All characteristics are preliminary and are subject to the final collateral pool



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                   Page 11

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------


                                    Collateral Allocation Group 4

----------------------------------------------------------------------------------------------------------------
                                             Product Type
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON            OLTV
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
Fixed 30                                 299    67,619,406.95                   54.13      6.364    710    66.99
Fixed 30 - IO 10 Yrs                     229    57,311,758.77                   45.87      6.371    721    71.48
----------------------------------------------------------------------------------------------------------------
Total:                                   528   124,931,165.72                  100.00      6.367    715    69.05
----------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                                Current Balance
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF            BALANCE         % OF PRINCIPAL      GROSS
BALANCES AS OF THE              MORTGAGE          AS OF THE          BALANCE AS OF     COUPON
CUT-OFF DATE ($)                   LOANS       CUT-OFF DATE       THE CUT-OFF DATE        (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     31       2,598,000.14                   2.08      6.386     721      63.30
100,000.01 - 200,000.00              192      30,118,620.02                  24.11      6.368     714      69.85
200,000.01 - 300,000.00              164      40,506,824.99                  32.42      6.356     712      67.15
300,000.01 - 400,000.00              114      40,175,074.36                  32.16      6.375     718      70.21
400,000.01 - 500,000.00               26      10,898,797.42                   8.72      6.368     714      71.36
600,000.01 - 700,000.00                1         633,848.79                   0.51      6.500     690      63.50
----------------------------------------------------------------------------------------------------------------
Total:                               528     124,931,165.72                 100.00      6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Minimum: $49,951.40
Maximum: $633,848.79
Average: $236,612.06

----------------------------------------------------------------------------------------------------------------
                                         Remaining Term to Maturity
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS                 MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
REMAINING                          LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
241 - 360                            528     124,931,165.72                100.00       6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Total:                               528     124,931,165.72                100.00       6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Minimum: 345
Maximum: 360
Weighted Average: 356

----------------------------------------------------------------------------------------------------------------
                                                     Seasoning
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF SEASONING              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
(Months)                           LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
0                                      5       1,274,100.00                  1.02       6.244     710      63.16
1 - 3                                246      58,395,487.94                 46.74       6.388     714      69.76
4 - 6                                223      54,128,808.21                 43.33       6.360     716      67.22
7 - 9                                 51      10,513,453.78                  8.42       6.307     717      74.76
10 - 12                                2         496,941.56                  0.40       6.275     720      78.01
13 - 15                                1         122,374.23                  0.10       6.500     692      80.00
----------------------------------------------------------------------------------------------------------------
Total:                               528     124,931,165.72                100.00       6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 15
Weighted Average: 4


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                   Page 12

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        Original Term to Maturity
----------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS AT              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
ORIGINATION                        LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO   OLTV (%)
241 - 360                            528     124,931,165.72                100.00       6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Total:                               528     124,931,165.72                100.00       6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360

----------------------------------------------------------------------------------------------------------------
                                             Mortgage Rate
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF CURRENT                   MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                    LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)   FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
6.001 - 6.500                           517      122,512,333.85                98.06      6.362     715    69.22
6.501 - 7.000                            11        2,418,831.87                 1.94      6.612     708    60.56
----------------------------------------------------------------------------------------------------------------
Total:                                  528      124,931,165.72               100.00      6.367     715    69.05
----------------------------------------------------------------------------------------------------------------
Minimum: 6.125%
Maximum: 6.625%
Weighted Average: 6.367%

----------------------------------------------------------------------------------------------------------------
                                      Original Loan-to-Value Ratios(1)
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-            MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
TO-VALUE RATIOS (%)                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)   FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
<= 30.00                                 13        1,846,618.61                 1.48      6.391     733    23.16
30.01 - 35.00                             8        1,625,176.11                 1.30      6.338     686    32.18
35.01 - 40.00                            13        2,661,417.80                 2.13      6.333     702    37.96
40.01 - 45.00                            11        2,529,985.95                 2.03      6.402     702    42.56
45.01 - 50.00                            22        5,333,681.35                 4.27      6.402     698    46.99
50.01 - 55.00                            30        7,540,032.27                 6.04      6.339     716    52.44
55.01 - 60.00                            28        7,343,286.74                 5.88      6.351     697    58.08
60.01 - 65.00                            45       12,587,803.83                10.08      6.356     707    63.27
65.01 - 70.00                            47       11,958,078.46                 9.57      6.378     720    68.46
70.01 - 75.00                            50       13,295,129.86                10.64      6.359     708    73.78
75.01 - 80.00                           252       56,140,841.33                44.94      6.369     723    79.64
80.01 - 85.00                             3          731,181.73                 0.59      6.522     716    83.85
85.01 - 90.00                             3          882,572.90                 0.71      6.410     692    89.18
90.01 - 95.00                             3          455,358.78                 0.36      6.448     713    94.99
----------------------------------------------------------------------------------------------------------------
Total:                                  528      124,931,165.72               100.00      6.367     715    69.05
----------------------------------------------------------------------------------------------------------------
Minimum: 13.45%
Maximum: 95.00%
Weighted Average: 69.05%
(1)Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                                Mortgage Insurance
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
MORTGAGE INSURANCE FOR             MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
LOANS OVER 80 LTV                     LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO OLTV (%)
Mortgage Insurance                        8        1,806,817.51                87.32      6.452     711    89.09
No Mortgage Insurance                     1          262,295.90                12.68      6.500     667    85.00
----------------------------------------------------------------------------------------------------------------
Total:                                    9        2,069,113.41               100.00      6.458     705    88.58
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                   Page 13

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        FICO Score at Origination(1)
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                               NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                MORTGAGE            AS OF THE        BALANCE AS OF     COUPON
RANGE OF FICO SCORES               LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
Not Available                          1           303,931.94                 0.24      6.250       0      80.00
601 - 625                              9         2,058,290.22                 1.65      6.414     618      64.24
626 - 650                             40         8,892,330.26                 7.12      6.379     638      65.32
651 - 675                             66        16,101,027.96                12.89      6.401     664      63.79
676 - 700                             96        22,908,964.86                18.34      6.361     687      68.42
701 - 725                             96        22,096,984.17                17.69      6.354     714      71.75
726 - 750                             85        22,321,660.84                17.87      6.355     738      72.09
751 - 775                             73        16,671,062.66                13.34      6.385     763      69.91
776 - 800                             48        10,697,976.15                 8.56      6.330     788      68.24
801 - 825                             14         2,878,936.66                 2.30      6.396     807      71.10
----------------------------------------------------------------------------------------------------------------
Total:                               528       124,931,165.72               100.00      6.367     715      69.05
----------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 606
Maximum: 821
Non Zero Weighted Average: 715

(1) Please see Exhibit 1

----------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
                                  MORTGAGE           AS OF THE        BALANCE AS OF     COUPON              OLTV
STATE                                LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO      (%)
----------------------------------------------------------------------------------------------------------------
California                             211       58,810,940.19                47.07      6.366      715    63.69
Arizona                                 39        8,532,599.28                 6.83      6.344      720    72.02
Florida                                 32        7,763,159.56                 6.21      6.344      697    71.32
Colorado                                28        6,466,947.96                 5.18      6.346      740    76.46
Washington                              31        6,407,210.01                 5.13      6.357      722    73.71
New York                                11        3,512,933.86                 2.81      6.453      685    68.04
Texas                                   24        3,488,526.71                 2.79      6.376      726    73.85
Nevada                                  13        3,284,262.60                 2.63      6.411      720    77.76
Oklahoma                                14        2,719,468.47                 2.18      6.316      745    80.00
Virginia                                11        2,543,908.65                 2.04      6.402      713    72.83
Other                                  114       21,401,208.43                17.13      6.379      710    74.37
----------------------------------------------------------------------------------------------------------------
Total:                                 528      124,931,165.72               100.00      6.367      715    69.05
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               Occupancy Status
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
OCCUPANCY STATUS                    LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
Primary                               463      109,628,756.53               87.75       6.369    712       70.51
----------------------------------------------------------------------------------------------------------------
Investment                             56       13,258,926.92               10.61       6.353    734       56.70
Second Home                             9        2,043,482.27                1.64       6.367    747       71.01
----------------------------------------------------------------------------------------------------------------
Total:                                528      124,931,165.72              100.00       6.367    715       69.05
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              Documentation Type
----------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                   MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
INCOME  DOCUMENTATION                 LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO  OLTV (%)
----------------------------------------------------------------------------------------------------------------
Limited                                 225       56,638,345.79               45.34       6.391    711     68.35
Full/Alt                                210       45,318,137.11               36.27       6.329    722     74.85
No Documentation                         59       14,389,904.48               11.52       6.378    718     57.44
No Ratio                                 19        4,892,217.36                3.92       6.392    685     64.76
Stated Documentation                     15        3,692,560.98                2.96       6.403    712     59.52
----------------------------------------------------------------------------------------------------------------
Total:                                  528      124,931,165.72              100.00       6.367    715     69.05
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                   Page 14


--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE       BALANCE AS OF      COUPON              OLTV
PURPOSE                              LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)     FICO      (%)
----------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    244       61,342,275.87               49.10       6.361      702    63.52
Purchase                               199       44,606,851.73               35.71       6.379      733    76.19
Refinance - Rate Term                   85       18,982,038.12               15.19       6.361      714    70.15
----------------------------------------------------------------------------------------------------------------
Total:                                 528      124,931,165.72              100.00       6.367      715    69.05
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Property Type
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
PROPERTY TYPE                       LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO   OLTV (%)
----------------------------------------------------------------------------------------------------------------
Single Family Residence               353       83,291,516.22               66.67       6.366     714      69.02
Planned Unit Development              110       25,937,484.46               20.76       6.361     720      73.55
2-4 Family                             35        9,450,396.99                7.56       6.397     705      58.61
Condominium                            29        5,954,768.05                4.77       6.367     723      65.42
Co-op                                   1          297,000.00                0.24       6.375     724      90.00
----------------------------------------------------------------------------------------------------------------
Total:                                528      124,931,165.72              100.00       6.367     715      69.05
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            Prepayment Charge Term
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
PREPAYMENT CHARGE                NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
TERM AT ORIGINATION               MORTGAGE           AS OF THE        BALANCE AS OF      COUPON
(MOS.)                               LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO OLTV (%)
0                                      169       40,630,640.47                32.52       6.387     715    71.23
6                                       56       13,738,341.17                11.00       6.390     719    62.54
12                                       1           95,622.92                 0.08       6.250     770    80.00
24                                       2          375,609.48                 0.30       6.250     716    61.41
36                                     232       53,525,698.79                42.84       6.358     715    67.68
60                                      68       16,565,252.89                13.26       6.335     711    73.67
----------------------------------------------------------------------------------------------------------------
Total:                                 528      124,931,165.72               100.00       6.367     715    69.05
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Conforming Balance
----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE        BALANCE AS OF      COUPON
CONFORMING BALANCE                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO OLTV (%)
Conforming Balance                     528      124,931,165.72               100.00       6.367     715    69.05
----------------------------------------------------------------------------------------------------------------
Total:                                 528      124,931,165.72               100.00       6.367     715    69.05
----------------------------------------------------------------------------------------------------------------

    Note: All characteristics are preliminary and are subject to the final collateral pool



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                    Page 15

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 17, 2006
Securitized Products Group
                                 Morgan Stanley
--------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------


                       Preliminary Collateral Termsheet
                                [$212,894,375]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-7
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-7
                         Collateral Allocation Group 3

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/
762153/000091412106000636/0000914121-06-000636.txt

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
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


------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------



                                           Collateral Allocation Group 3


------------------------------------------------------------------------------------------------------------------
                                                    Product Type

                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON              OLTV
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO        (%)
------------------------------------------------------------------------------------------------------------------
Balloon 30/40                             19     5,540,088.03                    2.60      6.488    716     70.45
Fixed 20                                   7     2,392,936.82                    1.12      6.439    720     69.58
Fixed 25                                   1       120,572.06                    0.06      6.500    697     80.00
Fixed 30                                 420   122,589,451.30                   57.58      6.337    717     69.05
Fixed 30 - IO 10 Yrs                     313    81,891,326.37                   38.47      6.554    714     71.68
Fixed 30 - IO 5 Yrs                        1       360,000.00                    0.17      7.100    708     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                   761   212,894,374.58                  100.00      6.427    716     70.13
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Current Balance
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF            BALANCE         % OF PRINCIPAL      GROSS
BALANCES AS OF THE              MORTGAGE          AS OF THE          BALANCE AS OF     COUPON               OLTV
CUT-OFF DATE ($)                   LOANS       CUT-OFF DATE       THE CUT-OFF DATE        (%)    FICO        (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     69       5,368,103.96                   2.52      6.475     721      66.01
100,000.01 - 200,000.00              266      40,775,434.49                  19.15      6.511     717      70.25
200,000.01 - 300,000.00              178      44,340,370.27                  20.83      6.508     711      71.07
300,000.01 - 400,000.00              100      35,018,959.58                  16.45      6.523     708      71.47
400,000.01 - 500,000.00               69      30,755,531.31                  14.45      6.408     719      71.90
500,000.01 - 600,000.00               38      20,849,337.81                   9.79      6.395     719      66.43
600,000.01 - 700,000.00               19      12,331,728.60                   5.79      6.263     723      69.09
700,000.01 - 800,000.00                4       2,880,330.58                   1.35      5.939     743      56.55
800,000.01 - 900,000.00                4       3,373,674.99                   1.58      6.070     718      65.76
900,000.01 - 1,000,000.00              9       8,720,633.47                   4.10      6.155     734      72.67
1,000,000.01 - 1,500,000.00            2       2,952,647.53                   1.39      6.437     686      73.86
Greater than or equal to
1,500,000.01                           3       5,527,621.99                   2.60      5.984     710      67.36
------------------------------------------------------------------------------------------------------------------
Total:                               761     212,894,374.58                 100.00      6.427     716      70.13
------------------------------------------------------------------------------------------------------------------
Minimum: $48,432.12
Maximum: $2,290,989.47
Average: $279,756.08


------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE         % OF PRINCIPAL       GROSS
RANGE OF MONTHS                 MORTGAGE          AS OF THE          BALANCE AS OF      COUPON                OLTV
REMAINING                          LOANS       CUT-OFF DATE       THE CUT-OFF DATE         (%)    FICO         (%)
------------------------------------------------------------------------------------------------------------------
121 - 240                              7       2,392,936.82                   1.12       6.439     720       69.58
241 - 360                            754     210,501,437.76                  98.88       6.427     716       70.14
------------------------------------------------------------------------------------------------------------------
Total:                               761     212,894,374.58                 100.00       6.427     716      70.13
------------------------------------------------------------------------------------------------------------------
Minimum: 231
Maximum: 360
Weighted Average: 355



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
                                                    Seasoning
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF SEASONING              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON                OLTV
(Months)                           LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO         (%)
------------------------------------------------------------------------------------------------------------------
0                                     13       3,790,550.00                  1.78       6.627     709       67.57
1 - 3                                421     119,484,004.21                 56.12       6.619     707       70.45
4 - 6                                215      63,773,765.32                 29.96       6.235     726       69.49
7 - 9                                 93      19,563,280.75                  9.19       6.006     733       72.74
10 - 12                               14       4,523,952.74                  2.12       5.913     711       61.03
13 - 15                                5       1,758,821.56                  0.83       5.876     779       71.32
------------------------------------------------------------------------------------------------------------------
Total:                               761     212,894,374.58                 100.00      6.427     716      70.13
------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 14
Weighted Average: 4


------------------------------------------------------------------------------------------------------------------
                                             Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS AT              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON                OLTV
ORIGINATION                        LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO         (%)
------------------------------------------------------------------------------------------------------------------
121 - 240                              7       2,392,936.82                  1.12       6.439     720       69.58
241 - 360                            754     210,501,437.76                 98.88       6.427     716       70.14
------------------------------------------------------------------------------------------------------------------
Total:                               761     212,894,374.58                100.00       6.427     716       70.13
------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 359


-------------------------------------------------------------------------------------------------------------------
                                                   Mortgage Rate
-------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF CURRENT                   MORTGAGE           AS OF THE        BALANCE AS OF     COUPON               OLTV
MORTGAGE RATES(%)                     LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO        (%)
-------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             1          809,994.33                 0.38      5.000     794      65.52
5.001 - 5.500                             7        3,762,563.02                 1.77      5.368     722      69.29
5.501 - 6.000                           164       43,226,330.89                20.30      5.927     732      67.36
6.001 - 6.500                           129       53,894,538.99                25.32      6.227     725      69.15
6.501 - 7.000                           439      106,475,795.78                50.01      6.748     705      71.50
7.001 - 7.500                            21        4,725,151.57                 2.22      7.123     689      77.27
------------------------------------------------------------------------------------------------------------------
Total:                                  761      212,894,374.58               100.00      6.427     716      70.13
------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 7.230%
Weighted Average: 6.427%



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
                                          Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-            MORTGAGE           AS OF THE        BALANCE AS OF     COUPON              OLTV
TO-VALUE RATIOS(%)                    LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO       (%)
------------------------------------------------------------------------------------------------------------------
30.00 or less                            23        4,190,752.16                 1.97      6.299     709     25.00
30.01 - 35.00                             9        2,208,931.95                 1.04      6.315     755     32.99
35.01 - 40.00                            23        4,487,022.31                 2.11      6.549     705     37.57
40.01 - 45.00                            14        3,425,856.31                 1.61      6.584     709     43.37
45.01 - 50.00                            21        6,025,053.79                 2.83      6.313     700     48.14
50.01 - 55.00                            27        8,711,820.39                 4.09      6.207     701     52.94
55.01 - 60.00                            43       14,759,040.45                 6.93      6.302     717     58.07
60.01 - 65.00                            62       17,983,828.53                 8.45      6.387     712     63.40
65.01 - 70.00                            59       22,650,085.48                10.64      6.330     720     68.35
70.01 - 75.00                            74       24,447,693.27                11.48      6.410     719     73.89
75.01 - 80.00                           386       99,656,092.96                46.81      6.495     717     79.61
80.01 - 85.00                             7        1,352,241.18                 0.64      6.642     688     82.98
85.01 - 90.00                             4          894,353.46                 0.42      6.806     708     90.00
90.01 - 95.00                             5          731,753.18                 0.34      6.708     740     95.00
95.01 - 100.00                            4        1,369,849.16                 0.64      6.325     690     99.93
------------------------------------------------------------------------------------------------------------------
Total:                                  761      212,894,374.58               100.00      6.427     716      70.13
------------------------------------------------------------------------------------------------------------------
Minimum: 10.19%
Maximum: 100.00%
Weighted Average: 70.13%
(1)    Please see Exhibit 1


------------------------------------------------------------------------------------------------------------------
                                                 Mortgage Insurance

                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
MORTGAGE INSURANCE              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON                OLTV
FOR LOANS OVER 80 LTV              LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO         (%)
------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                    17       3,137,037.39                 72.15       6.698     701       90.31
Pledged Assets                         2         944,109.59                 21.71       6.171     703      100.00
No Mortgage Insurance                  1         267,050.00                  6.14       6.750     694       80.09
------------------------------------------------------------------------------------------------------------------
Total:                                20       4,348,196.98                100.00       6.587     701       91.79
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                            FICO Score at Origination(1)
----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                               NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                MORTGAGE            AS OF THE        BALANCE AS OF     COUPON              OLTV
RANGE OF FICO SCORES               LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO       (%)
------------------------------------------------------------------------------------------------------------------
576 - 600                              1           316,322.06                 0.15      5.875     598     49.61
601 - 625                             10         2,362,602.13                 1.11      6.613     624     67.81
626 - 650                             68        18,087,892.39                 8.50      6.596     639     68.18
651 - 675                            112        29,003,549.44                13.62      6.576     663     67.83
676 - 700                            126        38,313,013.23                18.00      6.488     688     72.51
701 - 725                            130        38,097,668.11                17.90      6.409     714     69.38
726 - 750                             98        27,770,952.10                13.04      6.395     739     72.57
751 - 775                            101        27,749,475.33                13.03      6.348     764     72.29
776 - 800                             95        26,360,526.84                12.38      6.222     787     67.03
801 - 825                             20         4,832,372.95                 2.27      6.246     805     71.32
------------------------------------------------------------------------------------------------------------------
Total:                               761       212,894,374.58               100.00      6.427     716     70.13
------------------------------------------------------------------------------------------------------------------
Minimum: 598
Maximum: 811
Weighted Average: 716

(1) Please see Exhibit 1



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
                                              Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                  NUMBER OF            BALANCE       % OF PRINCIPAL      GROSS
                                   MORTGAGE          AS OF THE        BALANCE AS OF     COUPON              OLTV
STATE                                 LOANS       CUT-OFF DATE     THE CUT-OFF DATE        (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------
California                             255       88,543,999.51                41.59      6.412      716    66.80
New York                                46       16,897,934.67                 7.94      6.339      719    67.84
Texas                                   64       11,240,344.81                 5.28      6.548      708    72.46
Washington                              37        9,631,282.75                 4.52      6.325      734    76.30
Florida                                 41        9,624,542.49                 4.52      6.466      707    70.29
Arizona                                 40        8,488,914.43                 3.99      6.451      723    75.17
Maryland                                19        7,344,493.65                 3.45      6.441      709    73.61
Nevada                                  25        6,501,303.60                 3.05      6.485      700    74.56
New Jersey                              12        5,177,594.99                 2.43      6.111      721    74.13
Colorado                                24        4,942,598.30                 2.32      6.383      732    76.37
Other                                  198       44,501,365.38                20.90      6.499      715    72.32
------------------------------------------------------------------------------------------------------------------
Total:                                 761      212,894,374.58               100.00      6.427      716    70.13
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON               OLTV
OCCUPANCY STATUS                    LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO         (%)
-----------------------------------------------------------------------------------------------------------------
Primary                               632      184,901,242.95               86.85       6.415    715       70.76
Investment                            114       22,950,715.98               10.78       6.528    721       63.48
Second Home                            15        5,042,415.65                2.37       6.406    705       77.21
------------------------------------------------------------------------------------------------------------------
Total:                                761      212,894,374.58              100.00       6.427    716       70.13
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                  NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                   MORTGAGE           AS OF THE       BALANCE AS OF      COUPON             OLTV
INCOME DOCUMENTATION                  LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO       (%)
-----------------------------------------------------------------------------------------------------------------
Full/Alt                                307       83,798,607.47               39.36       6.243    723     73.67
Limited                                 290       82,936,275.79               38.96       6.563    713     70.37
No Documentation                         71       15,601,176.55                7.33       6.572    718     54.20
Stated Documentation                     48       13,936,840.51                6.55       6.682    692     72.30
No Ratio                                 27        9,635,114.56                4.53       6.466    719     62.23
Lite                                     18        6,986,359.70                3.28       6.127    706     66.93
------------------------------------------------------------------------------------------------------------------
Total:                                  761      212,894,374.58              100.00       6.427    716     70.13
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
-----------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE       BALANCE AS OF      COUPON              OLTV
PURPOSE                              LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)     FICO      (%)
-----------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    308       91,055,519.95               42.77       6.413      700    65.06
Purchase                               317       82,252,793.36               38.64       6.477      733    76.90
Refinance - Rate Term                  136       39,586,061.27               18.59       6.355      716    67.73
------------------------------------------------------------------------------------------------------------------
Total:                                 761      212,894,374.58              100.00       6.427      716    70.13
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
                                                   Property Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON               OLTV
PROPERTY TYPE                       LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO        (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence               482      137,420,592.46               64.55       6.430     714      70.21
Planned Unit Development              154       43,143,143.44               20.27       6.396     717      73.70
2-4 Family                             59       18,106,677.57                8.51       6.582     716      64.44
Condominium                            48       10,705,775.64                5.03       6.398     725      69.16
Co-op                                  18        3,518,185.47                1.65       5.977     749      55.47
------------------------------------------------------------------------------------------------------------------
Total:                                 761      212,894,374.58             100.00       6.427     716      70.13
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                               Prepayment Charge Term
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
PREPAYMENT CHARGE                NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
TERM AT ORIGINATION               MORTGAGE           AS OF THE        BALANCE AS OF      COUPON               OLTV
(MOS.)                               LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO        (%)
---------------------------- -------------- ------------------- -------------------- ----------- ------- ----------
0                                      349      111,932,042.66                52.58       6.407     715      69.19
6                                       56       14,289,912.51                 6.71       6.644     732      68.55
12                                      10        3,883,372.50                 1.82       6.696     689      78.23
24                                       2          825,538.60                 0.39       6.241     701      60.40
36                                     268       62,271,681.46                29.25       6.483     711      71.46
60                                      76       19,691,826.85                 9.25       6.162     730      71.22
------------------------------------------------------------------------------------------------------------------
Total:                                 761      212,894,374.58               100.00       6.427     716      70.13
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                 Conforming Balance
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                 NUMBER OF             BALANCE       % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE        BALANCE AS OF      COUPON               OLTV
CONFORMING BALANCE                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE         (%)    FICO        (%)
-------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                 118       73,861,438.45                34.69       6.243     724      68.71
Conforming Balance                     643      139,032,936.13                65.31       6.525     711      70.88
------------------------------------------------------------------------------------------------------------------
Total:                                 761      212,894,374.58               100.00       6.427     716      70.13
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 24, 2006
Securitized Products Group
                               [GRAPHIC OMITTED]
                               Morgan Stanley

------------------------------------------------------------------------------


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------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------

                       Preliminary Collateral Termsheet
                                [$168,544,217]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-7
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-7
                         Collateral Allocation Group 5

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-
000636.txt

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Product Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                   NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                    MORTGAGE        AS OF THE           BALANCE AS OF     COUPON             OLTV
COLLATERAL TYPE                        LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)    FICO      (%)
------------------------------------------------------------------------------------------------------------------
Balloon 15/ 30                             4       536,063.21                    0.32      7.272    718     79.91
Balloon 30 / 40                           16     3,657,639.85                    2.17      7.102    678     72.99
Fixed 15                                  27     4,271,559.60                    2.53      6.841    724     71.33
Fixed 15 - IO 5 Yrs                        9     3,051,300.00                    1.81      7.107    669     75.39
Fixed 20                                   1       308,713.31                    0.18      6.375    669     56.36
Fixed 30                                 408    74,733,373.32                   44.34      7.226    694     74.42
Fixed 30 - IO 10 Yrs                     292    81,985,568.15                   48.64      7.432    695     77.34
------------------------------------------------------------------------------------------------------------------
Total:                                   757   168,544,217.44                  100.00      7.310    695     75.73
------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

------------------------------------------------------------------------------------------------------------------
                                                Current Balance
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF            BALANCE         % OF PRINCIPAL      GROSS
BALANCES AS OF THE              MORTGAGE          AS OF THE          BALANCE AS OF     COUPON
CUT-OFF DATE ($)                   LOANS       CUT-OFF DATE       THE CUT-OFF DATE        (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                    189      12,839,617.42                   7.62      7.328     708       74.93
100,000.01 - 200,000.00              243      36,275,033.31                  21.52      7.288     700       75.92
200,000.01 - 300,000.00              143      35,167,490.47                  20.87      7.201     692       74.13
300,000.01 - 400,000.00               72      25,476,769.88                  15.12      7.208     687       76.78
400,000.01 - 500,000.00               66      30,027,329.61                  17.82      7.467     696       77.62
500,000.01 - 600,000.00               27      14,679,908.76                   8.71      7.478     700       78.30
600,000.01 - 700,000.00               10       6,450,564.59                   3.83      7.285     683       78.06
700,000.01 - 800,000.00                1         750,000.00                   0.44      7.990     695       75.00
800,000.01 - 900,000.00                1         849,029.93                   0.50      8.000     726       80.00
900,000.01 - 1,000,000.00              2       1,998,473.47                   1.19      7.312     646       64.59
1,000,000.01 - 1,500,000.00            3       4,030,000.00                   2.39      7.036     689       61.53
------------------------------------------------------------------------------------------------------------------
Total:                               757     168,544,217.44                 100.00      7.310    695        75.73
------------------------------------------------------------------------------------------------------------------
Minimum: $23,905.26
Maximum: $1,500,000.00
Average: $222,647.58

------------------------------------------------------------------------------------------------------------------
                                           Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS                 MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
REMAINING                          LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO    OLTV (%)
121 - 240                             41       8,167,636.12                  4.85       6.951     701       72.84
241 - 360                            716     160,376,581.32                 95.15       7.328     694       75.88
------------------------------------------------------------------------------------------------------------------
Total:                               757     168,544,217.44                100.00       7.310     695       75.73
------------------------------------------------------------------------------------------------------------------
Minimum: 170
Maximum: 360
Weighted Average: 349


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  Seasoning
------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                  NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF SEASONING                 MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
(Months)                              LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO OLTV (%)
------------------------------------------------------------------------------------------------------------------
0                                         5          920,650.00                 0.55      7.732     682     75.31
1 - 3                                   636      139,822,813.26                82.96      7.317     697     75.23
4 - 6                                    97       24,496,724.77                14.53      7.275     681     77.79
7 - 9                                    14        2,282,181.55                 1.35      7.037     687     81.59
10 - 12                                   5        1,021,847.86                 0.61      7.452     676     82.53
------------------------------------------------------------------------------------------------------------------
Total:                                  757      168,544,217.44               100.00      7.310     695     75.73
------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 11
Weighted Average: 3

------------------------------------------------------------------------------------------------------------------
                                            Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                               NUMBER OF            BALANCE        % OF PRINCIPAL       GROSS
RANGE OF MONTHS AT              MORTGAGE          AS OF THE         BALANCE AS OF      COUPON
ORIGINATION                        LOANS       CUT-OFF DATE      THE CUT-OFF DATE         (%)    FICO     OLTV (%)
121 - 240                             41       8,167,636.12                  4.85       6.951     701       72.84
241 - 360                            716     160,376,581.32                 95.15       7.328     694       75.88
Total:                               757     168,544,217.44                100.00       7.310     695       75.73
------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 351

------------------------------------------------------------------------------------------------------------------
                                                  Mortgage Rate
------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF CURRENT                   MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
MORTGAGE RATES (%)                    LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO   OLTV (%)
------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                            10        3,186,264.29                 1.89      5.883     712     73.36
6.001 - 6.500                            66       17,011,390.37                10.09      6.327     703     68.86
6.501 - 7.000                           133       23,878,554.92                14.17      6.827     700     74.05
7.001 - 7.500                           344       77,043,244.97                45.71      7.335     693     76.26
7.501 - 8.000                           149       35,168,970.28                20.87      7.794     689     77.74
8.001 - 8.500                            41        8,199,337.86                 4.86      8.275     702     80.24
8.501 - 9.000                            11        3,646,286.31                 2.16      8.696     684     79.17
9.001 - 9.500                             2          360,195.41                 0.21      9.427     665     82.91
9.501 - 10.000                            1           49,973.03                 0.03     10.000     751     90.00
------------------------------------------------------------------------------------------------------------------
Total:                                  757      168,544,217.44               100.00      7.310     695     75.73
------------------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 10.000%
Weighted Average: 7.310%


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------
                                    Page 3


--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                        Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE       % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN-            MORTGAGE           AS OF THE        BALANCE AS OF     COUPON
TO-VALUE RATIOS (%)                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO  OLTV (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                  7        1,273,963.36                 0.76      6.937     693     27.21
30.01 - 35.00                             3          514,889.89                 0.31      6.892     756     33.42
35.01 - 40.00                             4          489,984.01                 0.29      6.763     734     38.64
40.01 - 45.00                             8        1,437,104.58                 0.85      7.058     727     42.68
45.01 - 50.00                             6        1,924,531.87                 1.14      6.437     738     48.95
50.01 - 55.00                            12        2,272,049.92                 1.35      6.800     680     52.45
55.01 - 60.00                            19        3,426,180.64                 2.03      6.972     703     57.81
60.01 - 65.00                            24        5,785,918.24                 3.43      7.213     673     63.62
65.01 - 70.00                            59       15,066,807.34                 8.94      7.169     684     68.37
70.01 - 75.00                            95       21,740,683.80                12.90      7.256     690     74.40
75.01 - 80.00                           475      108,943,983.98                64.64      7.372     696     79.71
80.01 - 85.00                             5          658,046.85                 0.39      6.882     655     83.56
85.01 - 90.00                            27        2,800,804.31                 1.66      7.933     707     89.92
90.01 - 95.00                             8        1,460,289.13                 0.87      7.978     715     95.00
95.01 - 100.00                            5          748,979.52                 0.44      7.271     658    100.00
------------------------------------------------------------------------------------------------------------------
Total:                                  757      168,544,217.44               100.00      7.310     695     75.73
------------------------------------------------------------------------------------------------------------------
Minimum: 12.67%
Maximum: 100.00%
Weighted Average: 75.73%
(1)      Please see Exhibit 1

------------------------------------------------------------------------------------------------------------------
                                              Mortgage Insurance
------------------------------------------------------------------------------------------------------------------
                                                 PRINCIPAL
                               NUMBER OF           BALANCE        % OF PRINCIPAL      GROSS
MORTGAGE INSURANCE              MORTGAGE         AS OF THE         BALANCE AS OF     COUPON
FOR LOANS OVER 80 LTV              LOANS      CUT-OFF DATE      THE CUT-OFF DATE        (%)    FICO      OLTV (%)
Mortgage Insurance                    42      5,376,137.51                 94.85      7.678     696         91.87
No Mortgage Insurance                  3        291,982.30                  5.15      8.793     714         90.87
------------------------------------------------------------------------------------------------------------------
Total:                                45      5,668,119.81                100.00      7.735     697         91.82
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         FICO Score at Origination(1)
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                               NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                MORTGAGE            AS OF THE        BALANCE AS OF     COUPON
RANGE OF FICO SCORES               LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------
601 - 625                             37         7,386,535.37                 4.38      7.075     618       70.04
626 - 650                             82        26,256,902.18                15.58      7.407     639       74.95
651 - 675                            123        28,703,120.39                17.03      7.365     664       75.99
676 - 700                            167        36,458,628.88                21.63      7.356     687       77.78
701 - 725                            148        27,427,316.90                16.27      7.287     713       76.61
726 - 750                             89        20,241,797.93                12.01      7.320     737       77.10
751 - 775                             69        12,584,045.78                 7.47      7.205     762       74.12
776 - 800                             34         7,539,942.61                 4.47      7.004     789       69.93
801 - 825                              8         1,945,927.40                 1.15      7.290     806       71.94
------------------------------------------------------------------------------------------------------------------
Total:                               757       168,544,217.44               100.00      7.310     695       75.73
------------------------------------------------------------------------------------------------------------------
Minimum: 608
Maximum: 818
Weighted Average: 695

(1) Please see Exhibit 1



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------
                                    Page 4


--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
                                 NUMBER OF          BALANCE          % OF PRINCIPAL      GROSS
                                  MORTGAGE        AS OF THE           BALANCE AS OF     COUPON               OLTV
STATE                                LOANS     CUT-OFF DATE        THE CUT-OFF DATE        (%)    FICO        (%)
------------------------------------------------------------------------------------------------------------------
New York                               123       43,851,043.79                26.02      7.454     688      77.35
California                             101       34,711,935.83                20.60      7.121     701      71.80
Florida                                 67       14,568,104.18                 8.64      7.286     685      75.31
Texas                                   69        9,891,233.23                 5.87      7.456     698      77.77
New Jersey                              27        6,788,237.12                 4.03      7.412     695      74.57
Oregon                                  25        5,339,468.76                 3.17      7.315     701      72.89
Arizona                                 25        4,909,794.68                 2.91      7.026     691      74.80
Michigan                                25        4,369,548.53                 2.59      7.403     679      74.52
Nevada                                  19        3,855,135.50                 2.29      7.602     708      76.35
Massachusetts                           13        3,821,972.10                 2.27      7.448     710      75.52
Other                                  263       36,437,743.72                21.62      7.249     697      78.00
------------------------------------------------------------------------------------------------------------------
Total:                                 757      168,544,217.44               100.00      7.310     695      75.73
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                Occupancy Status
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
OCCUPANCY STATUS                    LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------
Primary                               405      113,742,307.58               67.49       7.234    684        75.57
Investment                            332       51,003,005.06               30.26       7.440    718        76.04
Second Home                            20        3,798,904.80                2.25       7.838    708        76.47
------------------------------------------------------------------------------------------------------------------
Total:                                757      168,544,217.44              100.00       7.310    695        75.73
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               Documentation Type
------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                   MORTGAGE           AS OF THE       BALANCE AS OF      COUPON              OLTV
INCOME  DOCUMENTATION                 LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO       (%)
------------------------------------------------------------------------------------------------------------------
Limited                                 385       78,261,869.06               46.43       7.389     697     76.49
Stated Documentation                    111       36,826,008.11               21.85       7.167     693     76.57
Full/Alt                                105       18,379,150.37               10.90       6.882     696     74.40
No Ratio                                 55       17,476,633.95               10.37       7.550     687     77.09
No Documentation                         99       17,392,889.80               10.32       7.470     694     70.57
Lite                                      2          207,666.15                0.12       7.034     678     77.05
------------------------------------------------------------------------------------------------------------------
Total:                                  757      168,544,217.44              100.00       7.310     695     75.73
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                 NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                  MORTGAGE           AS OF THE       BALANCE AS OF      COUPON               OLTV
PURPOSE                              LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)     FICO       (%)
------------------------------------------------------------------------------------------------------------------
Purchase                               381       90,762,322.28               53.85       7.457      701     78.47
Refinance - Cashout                    282       60,286,480.02               35.77       7.185      685     71.89
Refinance - Rate Term                   94       17,495,415.14               10.38       6.977      694     74.73
------------------------------------------------------------------------------------------------------------------
Total:                                 757      168,544,217.44              100.00       7.310      695     75.73
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------
                                    Page 5


--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 Property Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
PROPERTY TYPE                       LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence               420       84,597,742.48               50.19       7.175     692       74.46
2-4 Family                            171       51,593,601.98               30.61       7.499     697       76.93
Planned Unit Development               86       19,215,064.14               11.40       7.290     688       77.06
Condominium                            79       13,093,161.62                7.77       7.467     708       77.27
Co-op                                   1           44,647.22                0.03       7.375     613       74.58
------------------------------------------------------------------------------------------------------------------
Total:                                757      168,544,217.44              100.00       7.310     695       75.73
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
PREPAYMENT CHARGE               NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
TERM AT ORIGINATION              MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
(MOS.)                              LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------
0                                     206       52,173,264.02               30.96       7.339     685       75.03
6                                       7        1,865,974.32                1.11       7.414     693       75.09
12                                    241       57,236,016.52               33.96       7.388     702       77.36
24                                      2          438,964.56                0.26       7.766     667       66.81
30                                      6          495,794.14                0.29       7.254     728       77.59
36                                    192       39,773,792.26               23.60       7.229     692       75.20
42                                      8        1,431,182.14                0.85       7.271     684       77.87
60                                     95       15,129,229.48                8.98       7.106     705       73.43
------------------------------------------------------------------------------------------------------------------
Total:                                757      168,544,217.44              100.00       7.310     695       75.73
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              Conforming Balance
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                NUMBER OF             BALANCE      % OF PRINCIPAL       GROSS
                                 MORTGAGE           AS OF THE       BALANCE AS OF      COUPON
CONFORMING BALANCE                  LOANS        CUT-OFF DATE    THE CUT-OFF DATE         (%)    FICO    OLTV (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                 51       29,981,183.75               17.79       7.287     693       73.77
Conforming Balance                    706      138,563,033.69               82.21       7.315     695       76.16
------------------------------------------------------------------------------------------------------------------
Total:                                757      168,544,217.44              100.00       7.310     695       75.73
------------------------------------------------------------------------------------------------------------------


    Note: All characteristics are preliminary and are subject to the final collateral pool

--------------------------------------------------------------------------------
Morgan Stanley                                                      May 22, 2006
Securitized Products Group
                                Morgan Stanley
--------------------------------------------------------------------------------


This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives)
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subject  securities/instruments  based on the  information  contained  herein.
Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein. The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted.
Unless  otherwise set forth in this material,  any  securities  referred to in
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The securities/instruments  discussed in this material may not be suitable for
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for distribution to market  professionals and  institutional  investor clients only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

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(C) 2005 Morgan Stanley
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